ORI 401(k) Savings and Profit Sharing Plan Restated Effective December 30, 2022

i TABLE OF CONTENTS SECTION I - PURPOSE .................................................................................................................1 1.1. Introduction .........................................................................................................................1 1.2. Qualified Plan......................................................................................................................1 SECTION II - EFFECTIVE DATE - DEFINITIONS .....................................................................2 2.1. Effective Date......................................................................................................................2 2.2. Definitions ...........................................................................................................................2 2.3. Gender and Number ..........................................................................................................11 SECTION III - ELIGIBILITY .......................................................................................................12 3.1. General Rule......................................................................................................................12 3.2. Secondary Rule .................................................................................................................12 3.3. Leased Employees and Independent Contractors .............................................................12 3.4. Notice of Eligibility...........................................................................................................12 3.5. Consent of Participants and Beneficiary Designation .......................................................12 SECTION IV - CONTRIBUTIONS ..............................................................................................13 4.1. Salary Reduction Contributions ........................................................................................13 4.2. Employee After-Tax Contributions...................................................................................15 4.3. Change of Rate of Contributions.......................................................................................15 4.4. Employer Matching Contributions ....................................................................................15 4.5. Discretionary Employer Contributions .............................................................................16 4.6. Consequences if Employer Cannot Contribute .................................................................17 4.7. Cash or in Kind .................................................................................................................17 4.8. No Reversion .....................................................................................................................17 4.9. Return Upon Mistake ........................................................................................................18 4.10. Excess Deferrals ..............................................................................................................18 4.11. Limitation ........................................................................................................................18 4.12. Employer Contributions for Acquisition Loans ..............................................................19 4.13. Acquisition Loans ...........................................................................................................19 4.14. In-Plan Roth Rollover .....................................................................................................20 SECTION V - LIMITATIONS ......................................................................................................21 5.1. Definitions .........................................................................................................................21 5.2. ACP Discrimination Test ..................................................................................................22

ii 5.3. Correction of Excess Aggregate Contributions - ACP Test .............................................22 5.4. ADP Discrimination Test ..................................................................................................23 5.5. Correction of Excess Contributions - ADP Test ...............................................................23 5.6. ADP and ACP- Current Year Testing Method ................................................................24 SECTION VI - ADMINISTRATION COMMITTEE ...................................................................25 6.1. Members ............................................................................................................................25 6.2. Secretary ............................................................................................................................25 6.3. Duties ................................................................................................................................25 6.4. Majority Vote ....................................................................................................................25 6.5. Indemnification .................................................................................................................25 6.6. No Compensation ..............................................................................................................26 6.7. Counsel and Agents ..........................................................................................................26 6.8. Records ..............................................................................................................................26 6.9. Successor ...........................................................................................................................26 6.10. Claims Procedure ............................................................................................................26 6.11. Information from the Employers .....................................................................................26 6.12. Voting Rights ..................................................................................................................27 6.13. Funding Policy ................................................................................................................27 SECTION VII - ACCOUNTING PROVISIONS ..........................................................................28 7.1. Cash Basis .........................................................................................................................28 7.2. Taxes and Expenses ..........................................................................................................28 7.3. Accounts ............................................................................................................................28 7.4. Accounting for Allocations ...............................................................................................29 7.5. Maintenance of Participants’ ESOP Accounts ..................................................................29 7.6. Maintenance of Participants’ Individual Contribution Accounts......................................30 7.7. Allocation and Crediting of Employer Matching Contributions.......................................31 7.8. Limitations as to Certain Section 1042 Transactions ........................................................31 7.9. Dividends ..........................................................................................................................32 7.10. Accounts Maintained for Record Keeping Only .............................................................33 7.11. Allocation of Forfeitures and Discretionary Contributions ............................................34 7.12. Committee Records .........................................................................................................34 7.13. Participant Statements .....................................................................................................34 SECTION VIII - INVESTMENT OF THE TRUST FUND .........................................................35

iii 8.1. Separate Investment Funds ...............................................................................................35 8.2. Old Republic Employer Matching Stock Fund .................................................................35 8.3. Funds .................................................................................................................................35 SECTION IX - VESTING - FORFEITURES ...............................................................................36 9.1. Full Vesting .......................................................................................................................36 9.2. Vesting on Termination of Service—In General ..............................................................36 9.3. Vesting on Termination of Service—Baseline Security Plan Transferred Accounts .......37 9.4. Breaks in Service and Return to Service ...........................................................................40 9.5. Source of Restoration of Forfeitures .................................................................................41 9.6. Service of Less than 1,000 Hours .....................................................................................41 9.7. Vesting Schedule Amendments ........................................................................................41 SECTION X - RETIREMENT ......................................................................................................42 10.1. Normal and Late Retirement ...........................................................................................42 10.2. Disability .........................................................................................................................42 SECTION XI - PAYMENT OF BENEFITS .................................................................................43 11.1. Form ................................................................................................................................43 11.2. Commencement Date ......................................................................................................43 11.3. Installment Distributions—Minimum Requirements ......................................................44 11.4. Death Benefits .................................................................................................................45 11.5. Deductions for Taxes and Expenses ...............................................................................46 11.6. Payments to Minors ........................................................................................................47 11.7. Missing Distributees........................................................................................................47 11.8. Special QDRO Provisions ...............................................................................................47 11.9. Direct Rollovers ..............................................................................................................48 SECTION XII - Application of joint and survivor annuity requirements .....................................50 12.1. In General ........................................................................................................................50 12.2. Pre-Death Distribution Requirements .............................................................................50 12.3. Distributions After Death ................................................................................................52 12.4. Qualified Election ..........................................................................................................53 SECTION XIII - MINIMUM DISTRIBUTION REQUIREMENTS ...........................................56 13.1. General Rules ..................................................................................................................56 13.2. Time and Manner of Distribution ...................................................................................56 13.3. Required Minimum Distributions During Participant’s Lifetime ...................................58

iv 13.4. Required Minimum Distributions After Participant’s Death ..........................................58 13.5. Definitions .......................................................................................................................60 13.6. Special Rule for 2009 RMDs ..........................................................................................61 SECTION XIV - INCOME OR LOSS ..........................................................................................62 14.1. Calculation ......................................................................................................................62 14.2. Valuation .........................................................................................................................62 SECTION XV - AMENDMENT...................................................................................................63 15.1. Amendment .....................................................................................................................63 SECTION XVI - TERMINATION ...............................................................................................64 16.1. Right to Terminate ..........................................................................................................64 16.2. Sale or Bankruptcy of Employer .....................................................................................64 16.3. Distribution Upon Termination .......................................................................................64 16.4. Power of Trustee .............................................................................................................64 16.5. Merger or Consolidation .................................................................................................65 SECTION XVII - RESIGNATIONS - REPLACEMENTS ..........................................................66 17.1. Resignation ......................................................................................................................66 17.2. Vacancy ...........................................................................................................................66 SECTION XVIII - WITHDRAWALS ..........................................................................................67 18.1. Withdrawal of After-Tax Contributions .........................................................................67 18.2. Hardship Withdrawals .....................................................................................................67 18.3. Age 591/2 Withdrawals...................................................................................................68 18.4. Withdrawal of Rollover Accounts ..................................................................................69 18.5. Computing Vested Amounts After a Withdrawal ...........................................................69 18.6. Requests for Withdrawals ...............................................................................................69 SECTION XIX - ADDITIONAL EMPLOYERS..........................................................................70 19.1. Adoption by Subsidiaries ................................................................................................70 SECTION XX - MAXIMUM ADDITIONS .................................................................................71 20.1. General ............................................................................................................................71 20.2. Adjustments to 415 Compensation .................................................................................71 20.3. Definition of Annual Additions ......................................................................................72 20.4. Change of Limitation Year..............................................................................................73 20.5. Aggregation and Disaggregation of Plans ......................................................................74 20.6. Compensation Limit ........................................................................................................75

v 20.7. Correction ........................................................................................................................75 SECTION XXI - ROLLOVERS ....................................................................................................76 21.1. Rollover ...........................................................................................................................76 21.2. Plan to Plan Transfer .......................................................................................................76 21.3. Procedures .......................................................................................................................76 SECTION XXII - TOP-HEAVY RESTRICTIONS ......................................................................78 22.1. When Applicable .............................................................................................................78 22.2. Top Heavy Ratio .............................................................................................................78 22.3. Definitions .......................................................................................................................79 22.4. Top Heavy Limitations ...................................................................................................80 SECTION XXIII - MISCELLANEOUS .......................................................................................82 23.1. Fiduciary Duties ..............................................................................................................82 23.2. Assignment of Accounts Prohibited................................................................................82 23.3. Evidence of Actions ........................................................................................................82 23.4. Restrictions Remain ........................................................................................................82 23.5. No Contract of Employment ...........................................................................................82 23.6. No Discrimination ...........................................................................................................82 23.7. Controlling Law ..............................................................................................................83 23.8. Named Fiduciaries ..........................................................................................................83 23.9. Special Provisions for Participants in Qualified Military Service ..................................83 SECTION XXIV - DIRECTED INVESTMENT OF PARTICIPANTS’ CONTRIBUTIONS ....85 24.1. Funds ...............................................................................................................................85 24.2. Change of Investment Election .......................................................................................85 24.3. Transfers Among Funds ..................................................................................................85 24.4. Election as to Future Contributions ................................................................................86 24.5. Diversification Rules Pursuant to the Pension Protection Act of 2006 ..........................86 24.6. Procedures .......................................................................................................................87 SECTION XXV - DIRECTED INVESTMENT OF EMPLOYER CONTRIBUTIONS — AGE 55 DIVERSIFICATION ................................................................................................................88 25.1. Eligibility ........................................................................................................................88 25.2. Definitions .......................................................................................................................88 25.3. Timing of the Election ....................................................................................................89 25.4. Diversification .................................................................................................................89 25.5. Actual Transfer................................................................................................................89

1 SECTION I - PURPOSE 1.1. Introduction Effective January l, 1978, the Old Republic International Corporation Employees Savings and Profit Sharing Plan (hereinafter referred to as the “Former Plan”) was created to provide retirement income for eligible employees of Old Republic International Corporation and certain other corporations affiliated with the Company which have adopted this Plan. The Former Plan was amended and restated as the Old Republic International Corporation Employees Savings and Stock Ownership Plan (hereinafter referred to as the “Plan”). Effective December 30, 2022, the Old Republic Baseline Security Plan is merged in to the Plan, and the Plan is retitled as the ORI 401(k) Savings and Profit Sharing Plan and is further restated as follows. 1.2. Qualified Plan The Plan and Trust are intended to meet the requirements of Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”), and the Employee Retirement Income Security Act of 1974, as amended from time to time. The Company intends this Plan to be a tax-qualified stock bonus plan under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and an employee stock ownership plan within the meaning of section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and sections 409 and 4975(e)(7) of the Code. The Plan is designed to invest primarily in the common stock of the Company, which stock constitutes “qualifying employer securities” within the meaning of section 407(d)(5) of ERISA and sections 409(l) and 4975(e)(8) of the Code. Accordingly, the Plan and Trust shall be interpreted and applied in a manner consistent with the Company’s intent for it to be a tax-qualified plan designed to invest primarily in qualifying employer securities.

2 SECTION II - EFFECTIVE DATE - DEFINITIONS 2.1. Effective Date Originally the Plan was effective as of January l, 1978. The Plan was restated effective as of January l, 1979, January 1, 1980, January 1, 1984, January 1, 1989, January 1, 1997, January 1, 2002, January 1, 2005, January 1, 2006, January 1, 2008, and January 1, 2014. This restatement shall be effective December 30, 2022, except where indicated otherwise. 2.2. Definitions As used herein, the following terms shall have the meaning set after each: (a) “Account” or “Accounts” shall mean the individual record-keeping account or accounts established on behalf of a Participant to hold certain contributions made to the Plan on behalf of such Participant, and earnings and losses thereon. The Accounts maintained under the Plan are the following: (1) Individual Contribution Account, with the following sub-Accounts: Employee After-Tax Contribution Account, Salary Reduction Contribution Account, and Roth 401(k) Contribution Account; (2) ESOP Contribution Account, with the following sub-Accounts: Company Stock Account and ESOP Cash Account; (3) Baseline Security Plan Transferred Accounts; (4) Rollover Contribution Account; and (5) Roth Rollover Contribution Account. (b) “Acquisition Loan” shall mean a loan (or other extension of credit), incurred or assumed by the Trustee in connection with the purchase of Company Stock. (c) “Affiliated Company” shall mean: (1) a Subsidiary as defined in paragraph 2.2(cc) except that eighty percent (80%) shall replace fifty percent (50%) each time the latter occurs in that paragraph; (2) a partnership or other entity which is controlled directly or indirectly eighty percent (80%) or more by the Company but only for the period during which such control exists;

3 (3) a corporation, partnership, or other entity which owns directly or indirectly eighty percent (80%) or more of the voting stock of the Company but only for the period during which ownership exists; (4) a corporation, partnership, or other entity which an entity specified in paragraph (3) above owns or controls in a manner as specified in paragraphs (1) or (2) above, but only for the period during which such ownership or control exists; (5) a corporation, partnership, or other entity which is a member of an affiliated service group with the Company, as defined in Section 414(m) of the Code, but only for the period during which such affiliation exists; and (6) a corporation, partnership, or other entity which is required to be aggregated with the Company pursuant to Section 414 of the Code, but only for the period during which such aggregation is required. (d) “Allocation Date” shall mean each business day of a Plan Year. (e) “Annual Net Profit” shall mean the net profit of each Employer as calculated by the chief accounting officer or any other person designated by the Board of Directors of the Employer in accordance with generally accepted accounting principles, except that no deduction or addition shall be made for net operating loss carryovers, and realized or unrealized capital gains and losses and gains from the sale of property used in trade or business as defined in Section 1231(b) of the Code, and any extraordinary credits or charges shall not be included. “Annual Net Profit” of the Company shall mean the consolidated Annual Net Profit of the Company. (f) “Baseline Security Plan” shall mean the Baseline Security Plan as maintained by the Company immediately prior to December 30, 2022. (g) “Baseline Security Plan Transferred Account” shall mean any and all of the following Accounts which were transferred to this Plan in a direct Trustee-to-Trustee transfer effective December 30, 2022: (1) Baseline Security Plan Discretionary Employer Contribution Account; (2) Baseline Security Plan Rollover Account; (3) a Predecessor Plan Pre-Tax Deferral Account to reflect amounts transferred into the Baseline Security Plan from all pre-tax elective deferral accounts in the Predecessor Plans, and earnings and losses thereon; (4) a Predecessor Plan After-Tax Contribution Account to reflect amounts transferred into the Baseline Security Plan from all after-tax deferral accounts

4 (other than Roth accounts) in the Predecessor Plans, and earnings and losses thereon; (5) a Predecessor Plan Rollover Account to reflect amounts transferred into the Baseline Security Plan from all rollover and transfer accounts in the Predecessor Plans (other than amounts transferred to the ATFS MPP Rollover Account), and earnings and losses thereon, (6) a Predecessor Plan Roth Contribution Account to reflect amounts transferred to the Baseline Security Plan from all Roth accounts in the Predecessor Plans, and earnings and losses thereon. (7) a Predecessor Plan QNEC Account to reflect amounts transferred to the Baseline Security Plan from all qualified non-elective contribution accounts in the Predecessor Plans, and earnings and losses thereon. (8) a Bituminous Matching Contribution Account to reflect amounts transferred to the Baseline Security Plan from the Matching Contribution Account in the Bituminous Plan, and earnings and losses thereon; (9) a Great West Matching Contribution Account to reflect amounts transferred from the Matching Contribution Account in the Great West Plan to the Baseline Security Plan, and earnings and losses thereon; (10) a Great West Discretionary Employer Contribution Account to reflect amounts transferred from the Discretionary Employer Contribution Account in the Great West Plan to the Baseline Security Plan, and earnings and losses thereon; (11) an ORIAS Employer Contribution Account to reflect amounts transferred from the Matching Account and Profit Sharing Account in the ORIAS Plan to the Baseline Security Plan, and earnings and losses thereon; (12) a Phoenix Aviation Employer Contribution Account to reflect amounts transferred from the employer contribution accounts in the Phoenix Plan to the Baseline Security Plan, and earnings and losses thereon; (13) a PMA Matching Contribution Account to reflect amounts transferred from the Matching Contribution Account in the PMA Plan to the Baseline Security Plan, and earnings and losses thereon; (14) a PMA Retirement Contribution Account to reflect amounts transferred from the Retirement Contribution Account in the PMA Plan to the Baseline Security Plan, and earnings and losses thereon;

5 (15) a RamQuest Employer Contribution Account, to reflect amounts transferred from the matching contribution account and profit sharing account in the RamQuest Plan to the Baseline Security Plan, and earnings and losses thereon; (16) a Title Group Matching Account to reflect amounts transferred from the Matching Account in the Title Group Plan to the Baseline Security Plan, and earnings and losses thereon; (17) a Title Group Profit Sharing Account to reflect amounts transferred from the Profit Sharing Account in the Title Group Plan to the Baseline Security Plan, and earnings and losses thereon; (18) a Title Group Prior Employer Account to reflect amounts transferred from the Prior Employer Account in the Title Group Plan to the Baseline Security Plan, and earnings and losses thereon; (19) an ATFS Pre-Tax Deferral Account to reflect amounts transferred from the Pre- Tax Deferral Account in the ATFS Plan to the Baseline Security Plan, and earnings and losses thereon; (20) an ATFS Matching Contribution Account to reflect accounts transferred from the Matching Contribution Account in the ATFS Plan to the Baseline Security Plan, and earnings and losses thereon; (21) an ATFS Discretionary Employer Contribution Account to reflect amounts transferred from the Discretionary Employer Contribution Account in the ATFS Plan to the Baseline Security Plan, and earnings and losses thereon; (22) an ATFS MPP Discretionary Employer Contribution Merger Account to reflect amounts transferred from the Discretionary Employer Contribution Merger Account in the ATFS Plan to the Baseline Security Plan, and earnings and losses thereon; and (23) an ATFS MPP Rollover Account to reflect amounts transferred from the Rollover Account in the ATFS Plan to the Baseline Security Plan, and earnings and losses thereon. (h) “Beneficiary” shall mean any person (other than a Participant), estate, trust or organization entitled to receive benefits hereunder. (i) “Calculation Year” shall mean the Company’s fiscal year immediately preceding the year for which the Company contribution is being calculated. (j) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

6 (k) “Committee” shall mean the Administration Committee appointed pursuant to Article VI of this Plan. (l) “Company” shall mean Old Republic International Corporation, a corporation organized under the laws of the State of Delaware. (m) “Company Stock” shall mean common stock of the Company, which is readily tradable on an established securities market. (n) “Compensation” shall mean a Participant’s total wages, salaries, and other amounts received by a Participant from an Employer during the calendar year that are required to be reported as wages on the Participant’s Form W-2 including, but not limited to, compensation for services on the basis of a percentage of profits and bonuses. However, for the purposes of the Plan, the amount of a Participant’s Compensation for any year is limited to the amount prescribed in section 401(a)(17)(B) of the Code, as adjusted from time to time, which for 2023 is $330,000. In addition, the term “Compensation” shall not include: (1) a distribution from this Plan or another funded plan of deferred compensation to a Participant, regardless of whether such distribution is includable in the Participant’s gross income in the year of distribution; (2) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by a Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; and (3) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option. (o) “Employee” shall mean any individual employed by an Employer. “Employee” shall include “Leased Employees” within the meaning of Section 414(n)(2) of the Code. “Employee” shall include officers but shall not include directors who are not otherwise officers or employees. “Employee” shall not include individuals employed on a temporary basis, which means that when they are hired they are hired for a limited period of less than one year. (p) “Employer” and “Employers” shall mean the Company and each other corporation, which with the consent of the Company, adopts this Plan as provided in Article XIX hereof. (q) “ERISA” shall mean Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

7 (r) “Financed Shares” shall mean shares of Company Stock acquired by the Trustee with the proceeds of an Acquisition Loan. (s) “Highly Compensated Employee” shall mean a highly compensated employee or highly compensated former employee determined in accordance with Code section 414(q) and the Company’s election hereby and pursuant to Treasury Regulation Section 1.414(q)- 1T A-14(b), to make the look-back year calculation for a Plan Year on the basis of the calendar year ending with the current Plan Year effective for Plan Years beginning on or after January 1, 1997. Accordingly, a Highly Compensated Employee shall generally include: (1) any Employee who during the Plan Year or the preceding Plan Year was at any time a 5% or more owner of the Company or an Affiliated Company; (2) any Employee who received Compensation in excess of the amount prescribed in section 415(d) of the Code, as adjusted from time to time, which for 2023 is $150,000, from the Company or an Affiliated Company during the preceding Plan Year and was in the top 20 percent of employees based on compensation paid during that year; and (3) a former Employee who, with respect to the Company or an Affiliated Company, separated from service in a prior Plan Year and was a Highly Compensated Employee in either the Plan Year in which he terminated service or any Plan Year ending on or after the Employee’s 55th birthday. For purposes of this Section, “Compensation” shall mean compensation as defined in Code section 415(c)(3), including amounts contributed which are excludible from gross income under Code sections 125, 402(a)(8), 402(g)(3), 402(h), 403(b) or, effective January 1, 2001, 132(f). (t) “Hour of Service” shall mean the following: (1) each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer during the applicable Plan Year; (2) each hour for which an Employee is paid, or entitled to payment, by an Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty military duty or leave of absence. Notwithstanding the preceding sentence, (i) No more than 501 Hours of Service are required to be credited under this paragraph 2.2(t)(2) to an Employee on account of any single continuous

8 period during which the Employee performs no duties (whether or not such period occurs in a single Plan Year); (ii) An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen’s compensation, or unemployment compensation or disability insurance laws; and (iii) Hours of Service are not required to be credited for a payment, which solely reimburses an Employee for medical or medically related expenses, incurred by the Employee. For purposes of this paragraph 2.2(t)(2), a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate. (3) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph 2.2(t)(l) or paragraph 2.2(t)(2), as the case may be and under this paragraph 2.2(t)(3). (4) For the purpose of counting Hours of Service for eligibility and vesting, service with an Affiliated Company immediately preceding or immediately succeeding service with an Employer shall be treated as service with the Employer. In addition, Participants who were employees of Surety Title Agency, Inc., a Utah corporation, as of June 30, 2019, shall receive credit for their service with that corporation for purposes of counting Hours of Service for eligibility and vesting service under the Plan. Participants who were employees of Mountain View Title & Escrow, Inc., a Utah corporation, as of January 14, 2022, shall receive credit for their service with that corporation for purposes of counting Hours of Service for eligibility and vesting service under this Plan. An Employee who is paid on a salaried basis shall receive credit for no fewer than 190 Hours of Service for each month during which he works at least one hour. In the case of a payment which is made or due on account of a period during which an Employee performs no duties, and which results in the crediting of Hours of Service under paragraph 2.2(t)(2), or in the case of an award or agreement for back pay, to the extent

9 that such award or agreement is made with respect to a period described in paragraph 2.2(t)(2), the number of Hours of Service to be credited shall be determined on the basis of the rules set forth in 29 Code of Federal Regulations Section 2530.200b-2(b). The crediting of Hours of Service to the appropriate computation period shall be made on the basis of the rules set forth in 29 Code of Federal Regulations Section 2530.200b-2(b) and (c). (u) “Normal Retirement Date” shall mean the day on which an Employee attains age sixty-five. (v) “Loan Suspense Account” shall mean that portion of the Trust Fund consisting of Company Stock acquired with an Acquisition Loan that has not yet been allocated to the Participant’s Accounts. (w) “One Year Break in Service” shall mean any Plan Year during which a Participant has not completed more than five hundred (500) Hours of Service with the Employers, except for a Plan Year in which the Employee retires, dies, or suffers permanent disability. Solely for purposes of determining whether an Employee has incurred a “Break in Service,” an Employee who is absent from work for any period on or after January 1, 1985: (i) by reason of the Employee’s pregnancy; (ii) by reason of the birth of a child of the Employee; (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee; or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement, shall be credited with the Hours of Service which would normally have been credited to the Employee but for such absence, or 8 Hours of Service for each day of such absence if the Plan is unable to determine the number of Hours of Service that would normally have been credited to the Employee but for such absence; provided, however, that the total amount of Hours of Service credited by reason of any such pregnancy or placement shall not exceed 501 Hours of Service. Hours of Service credited pursuant to the preceding sentence shall be credited only to the Plan Year during which the absence commenced if a One Year Break in Service would be prevented by the crediting of such Hours to such Plan Year, or if the Hours are not required to prevent a One Year Break in Service for such Plan Year, then only to the immediately following Plan Year. (x) “Participant” shall mean an Employee who becomes eligible to participate in this Plan pursuant to Article III hereof. (y) “Plan” shall mean this ORI 401(k) Savings and Profit Sharing Plan (formerly titled the Old Republic International Corporation Employees Savings and Stock Ownership Plan), as amended from time to time.

10 (z) “Plan Year” shall mean the twelve month period beginning January l and ending December 31. (aa) “Predecessor Plans” shall mean the following: Bituminous 401(k) Savings Plan (“Bituminous Plan”); Great West Casualty Company Profit Sharing Plan (“Great West Plan”); M.A.R.A. Escrow 401(k) Profit Sharing Plan (“MARA Plan”); ORI Automotive Services Profit Sharing and 401(k) Plan (“ORIAS Plan”); Old Republic National Title Holding Company 401(k) Plan for Affiliated Companies (“Title Group Plan”); Phoenix Aviation Profit Sharing Plan (“Phoenix Plan”); PMA Companies, Inc. Retirement Savings Plan (“PMA Plan”); RamQuest Software, Inc. 401(k) Plan (“RamQuest Plan”); and the Attorneys’ Title Fund Services, LLC 401(k) Plan (“ATFS Plan”). (bb) “Recognized Compensation” of any Participant for any year shall mean a Participant’s total wages, fees for professional services and other amounts received by a Participant during a calendar year (provided such amount is paid in cash) for personal services actually rendered in the course of employment with adopting Employers to the extent that the amounts are includable in gross income, and excluding the following: (1) contributions to this Plan or another pension or profit sharing plan that are not includable in the Participant’s gross income in the year of contribution; (2) a distribution from this Plan or another funded plan of deferred compensation to a Participant, regardless of whether such distribution is includable in the Participant’s gross income in the year of distribution; (3) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by a Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (4) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; (5) other amounts which receive special tax benefits, such as premiums for group term life insurance; (6) car allowances; and (7) moving expenses. Recognized Compensation shall include contributions made on behalf of the Participant pursuant to the Participant’s salary reduction agreement under any plan sponsored by an Employer which plan meets the requirements of sections 401(a) and 401(k) of the Code, section 125 of the Code, or section 132(f) of the Code; provided, however, for the

11 purposes of the Plan, the amount of a Participant’s Recognized Compensation for any year is limited to the amount prescribed in section 401(a)(17)(B) of the Code, as adjusted from time to time, which for 2023 is $330,000. (cc) “Subsidiary” shall mean any corporation of which more than fifty percent (50%) of the voting stock now is, or hereafter shall be, owned directly or indirectly by the Company, but only during the period more than fifty percent (50%) of such voting stock is so owned by the Company. (dd) “Trust” shall mean the Old Republic International Corporation Employees Savings and Stock Ownership Trust, as amended from time to time. (ee) “Trust Fund” shall mean all the money and other property held by the Trustee under the Trust. (ff) “Trustee” shall mean the Trustee or Trustees of the Trust acting from time to time. (gg) “Year of Service” shall mean: (1) For Plan Years beginning after December 31, 1977, each Plan Year during which an Employee has completed one thousand (1,000) or more Hours of Service with the Employer. (2) For Plan Years ending before January l, 1978, each year an Employee was employed by an Employer. 2.3. Gender and Number Wherever appropriate, words used in this Plan in the singular include the plural, and the masculine include the feminine.

12 SECTION III - ELIGIBILITY 3.1. General Rule For purposes of making Salary Reduction and Employee After-Tax Contributions, each present or future Employee shall become a Participant on his date of hire. For purposes of all other contributions, each present or future Employee shall become a Participant on his date of hire, provided he completes one thousand (l,000) or more Hours of Service during his first twelve (12) months of employment with an Employer. 3.2. Secondary Rule If an Employee fails to meet the requirements of Section 3.l above, he shall become a Participant as of the first day of the Plan Year beginning after his date of hire or any Plan Year thereafter during which he completes one Year of Service with an Employer. 3.3. Leased Employees and Independent Contractors Leased employees within the meaning of Section 414(n)(2) of the Code shall not be eligible to participate in this Plan under either the General Rule of Section 3.1 or the Secondary Rule of Section 3.2. Individuals treated by Employers as independent contractors shall not be eligible to participate in this Plan under either the General Rule of Section 3.1 or the Secondary Rule of Section 3.2, regardless of whether they may be classified as employees for federal income tax purposes. 3.4. Notice of Eligibility An Employer shall give each Employee written notice of his becoming a Participant in the Plan within a reasonable period after he becomes a Participant. 3.5. Consent of Participants and Beneficiary Designation Each Participant shall execute a written statement on a form or forms to be provided by the Committee, such written statement to provide the following: (a) the designation by the participant of his Beneficiary or Beneficiaries who shall be entitled to receive distributions under the Plan in the event of such Participant’s death; and (b) the consent by the Participant to be bound by any decision or action taken in good faith as a result of the Committee’s determination of facts in applying the provisions of the Plan.

13 SECTION IV - CONTRIBUTIONS 4.1. Salary Reduction Contributions (a) This Section 4.1 is intended to constitute a qualified cash or deferred arrangement under Code section 401(k). Contributions to the Plan under this Section 4.1 shall be called “Salary Reduction Contributions.” (b) Salary Reduction Contributions. As of the date an Employee becomes eligible to participate in the Plan and at least once a year thereafter, he shall have the right to enter into a salary reduction agreement with his Employer in the manner prescribed by the Committee, which will allow the Participant to have his annual Recognized Compensation reduced by 1% through 100%, subject to a maximum calendar year reduction of the amount prescribed in section 402(g) of the Code, as adjusted from time to time, which for 2023 is $22,500, and such other limitations as the Committee may impose. Within the prescribed limits, a Participant may change the level of his salary reductions. (c) Catch-Up Contributions. Effective as of January 1, 2005, all Employees who are eligible to make elective deferrals under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch up contributions in accordance with, and subject to the limitations of, section 414(v) of the Code. Such catch up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch up contributions. (d) Roth 401(k) Contributions. Effective as of May 2, 2022, a Participant may irrevocably designate all or a portion of his or her Salary Reduction Contributions under Section 4.1(b) as Salary Reduction Contributions that are includible in the Participant’s gross income at the time deferred, pursuant to Section 402A of the Code and applicable regulations issued thereunder (“Roth 401(k) Contributions”). A Participant may change his or her designation prospectively with respect to future Salary Reduction Contributions in accordance with Section 4.1(b). (e) Automatic Enrollment Contributions. (1) In General. With respect to all Employees first employed or re-employed on or after March 28, 2022, an Employee who is eligible to participate in the Plan will be automatically enrolled in the Plan in accordance with the provisions of this Section 4.1(e) if he or she does not elect to make Salary Reduction

14 Contributions under Section 4.1(b) or Section 4.1(d) and does not affirmatively decline to make Salary Reduction Contributions within sixty (60) days of the Employee’s hire date or rehire date. Automatic enrollment shall be effective as soon as administratively feasible after a period of sixty (60) days following the Employee’s Employment Commencement Date or Re-Employment Commencement Date has elapsed. If an Employee is automatically enrolled, a Salary Reduction Contribution shall be made on his or her behalf equal to six percent (6%) of the Employee’s Recognized Compensation for each payroll period following the effective date of such automatic enrollment. (2) Notice. The Plan Administrator shall provide advance notice, consistent with applicable law, to each Employee eligible for Plan participation that explains the Plan’s automatic enrollment provisions, including the following: the manner in which amounts deferred pursuant to automatic enrollment will be invested and the procedures applicable to submitting alternative deferral elections (including an election not to make Salary Reduction Contributions) and alternative investment directions. Such notices shall be provided as follows: (i) to each eligible Employee on or about the Employee’s hire date or rehire date; and (ii) to all Employees covered by the automatic enrollment arrangement, no later than thirty (30) days prior to the beginning of each Plan Year. Any Employee first employed or re-employed on and after March 28, 2022 shall be considered covered by the automatic enrollment arrangement regardless of whether the Employee has been automatically enrolled, has affirmatively declined to make Salary Reduction Contributions, or has an alternative deferral election in effect. (3) Default Investment. Any amount deferred with respect to which the Participant has not provided investment directions shall be invested in the manner determined by the Committee. A Participant may submit alternative investment directions at any time, which shall be implemented as soon as administratively feasible after the Committee’s receipt of such directions. (f) For each pay period each Employer shall contribute to the Plan an amount on behalf of each Participant employed by the Employer equal to the amount the Participant’s salary was reduced during such pay period pursuant to a salary reduction agreement described above, but which has not been refunded to the Participant. If a Participant’s employment with an Employer is terminated, the Employer shall immediately pay to the Participant the amount his salary was reduced pursuant to the above, but which has not yet been contributed to the Plan. Such contributions shall be paid to the Trust as of the earliest date on which such contributions can reasonably be segregated from the Employer’s general assets, but no later than the 15th business day of the month following the month in which the Participant contribution amounts are received by the Employer and in which such amounts would otherwise have been payable to the Participant.

15 (g) An Employee’s election to make Salary Reduction Contributions pursuant to this Section 4.1 shall not relate to compensation payable prior to the adoption or effective date of the qualified cash or deferred arrangement provisions of the Plan. In addition, except for occasional, bona fide administrative considerations, contributions made pursuant to such an election cannot precede the earlier of (1) the performance of services relating to the contribution; and (2) when the compensation that is subject to the election would be currently available to the Employee in the absence of an election to defer. 4.2. Employee After-Tax Contributions A Participant may but is not required to contribute to the Plan each Plan Year not less than 1% nor more than 100% in whole percentages of his annual Recognized Compensation, on an after tax basis. When a Participant has reached the maximum permitted calendar year reduction under Code section 402(g), as described in Section 4.1(b), his contributions shall automatically continue as Employee After-Tax Contributions. Any contributions by a Participant pursuant to this Section 4.2 shall be withheld by his Employer each payday and remitted by it periodically (at least quarterly) to the Trustee. 4.3. Change of Rate of Contributions Within the prescribed limits, a Participant may change the percentage of his compensation to be contributed pursuant to Sections 4.l and 4.2 hereof. Any such change shall take effect as soon as administratively feasible following the date the Participant requests such change pursuant to procedures established by the Committee. 4.4. Employer Matching Contributions For each Plan Year, each Employer shall contribute to the Plan on behalf of each Participant who completed a Year of Service during such Plan Year, who is employed by the Employer on December 31 of such Plan Year (or who died, retired on or after age 65, or retired for disability during the Plan Year) and who contributes to the Plan a percentage of the amounts (not to exceed 6%) contributed by the Participant pursuant to Sections 4.1 and 4.2 hereof and not withdrawn during the Plan Year pursuant to Article XVIII. The matching percentage to be contributed by the Employer each Plan Year shall be based upon the percentage increase in average operating earnings per share for the most recent five year periods. This percentage increase in average operating earnings per share is obtained by comparing the average operating earnings per share for the Company for the five years ending with the Calculation Year, with the same average for the five years ending the year prior to the Calculation Year. Operating earnings per share are determined pursuant to generally accepted accounting principles and are equal to net income per share exclusive of realized capital gains or losses as reported in the Company’s annual 10-K. The matching percentage is set forth in the following schedule:

Percentage of Recognized Compensation Contributed	Percentage increase in average operating earnings per share for the most recent 5 years ending with the Calculation Year over the average for the 5 years ending with the Plan Year prior to the Calculation Year				
	Less than 6%	6% to 9%	9.01% to 15%	15.01% to 20%	Over 20%
Up to 1.00%	30%*	40%*	65%*	100%*	140%*
1.01% to 2.00%	28%	38%	63%	98%	138%
2.01% to 3.00%	26%	36%	61%	96%	136%
3.01% to 4.00%	24%	34%	59%	94%	134%
4.01% to 5.00%	22%	32%	57%	92%	132%
5.01% to 6.00%	20%	30%	55%	90%	130%
6.01% to 15.00%	None	None	None	None	None

*Employer Contributions as a percentage of Employee's contribution.

Notwithstanding anything herein to the contrary, effective January 1, 2002, Recognized Compensation shall be limited to $150,000 for purposes of calculating Employer Matching Contributions.

4.5. **Discretionary Employer Contributions**

In addition to the contributions set forth in Section 4.4 hereof each Employer may contribute such additional amounts as the Board of Directors of the Employer may determine from time to time. The amount of the Employers' contributions are subject to the following limitations:

(a) Recognized Compensation shall be limited to $150,000 for purposes of calculating Discretionary Contributions. Notwithstanding the foregoing, for purposes of allocating released Financed Shares, Recognized Compensation shall be limited to the amount prescribed in section 401(a)(17) of the Code, as adjusted from time to time. In addition, Recognized Compensation shall exclude bonuses, commissions, and other similar amounts of remuneration.

(b) No contributions shall be made by any of the Employers for any Plan Year if the Annual Net Profit Before Taxes for all Employers in the aggregate for such year is less than $2,500,000, unless the Committee, in its sole discretion, determines for any given Plan Year that it would be in the best interests of the Company and Participants to waive such limitation.

16

17 (c) No contribution shall be made on behalf of any Participant if the allocation of such contribution to his account would be contrary to the provisions of Article XX. In the event the allocation of any contribution to any Participant would be contrary to the provisions of Article XX hereof, the amount of the Employer contribution shall be reduced to the extent necessary to comply with Article XX. (d) No contribution shall be made by any Employer for any Plan Year which contribution exceeds the maximum amount deductible by it for such year under Section 404 of the Code or any comparable section of any future legislation which amends, supplements or supersedes said section. (e) Discretionary Contributions shall be allocated in that proportion that a Participant’s Recognized Compensation bears to the combined total Recognized Compensation of all Participants who are entitled to share in the Discretionary Contribution for the Plan Year. (f) Discretionary Contributions for any Plan Year shall only be made for Participants who completed a Year of Service during such Plan Year and who are employed by the Employer on December 31 of such Plan Year (or who died, retired on or after age 65, or retired for disability during the Plan Year). 4.6. Consequences if Employer Cannot Contribute If an Employer cannot contribute to the full extent required by Section 4.4 hereof because of the limitations of Section 4.5(c) and if the deficiencies in such contributions are not entirely made-up by another Employer, contributions pursuant to Section 4.4 hereof on behalf of Participants employed by the Employer shall be reduced in the same proportion that the contributions made bear to the contributions that would have been made but for such limitations. 4.7. Cash or in Kind Employer contributions for any year may be made wholly or partly in cash or other property and the transfer of any such property to the Trustee shall be at the fair market value of the property as determined by the Employer at the time of such transfer. Each Employer shall pay to the Trustee its contribution to the Plan for each Plan Year within the time prescribed by law, including extensions of time, for the filing of its federal income tax return for the Plan Year. 4.8. No Reversion Except for the provisions of Section 4.9 hereof, in no event shall any part of the Trust Fund revert to an Employer or be used for purposes other than for the exclusive benefit of Participants in this Plan or their Beneficiaries.

18 4.9. Return Upon Mistake Notwithstanding anything herein to the contrary, an Employer may request that a contribution which was made by a mistake of fact or conditioned upon the initial qualification of the Plan under Section 401 of the Code which condition was not met, or which was conditioned upon the deductibility of the contribution under Section 404 of the Code and was disallowed, shall be returned to the Employer within one year after the payment of the contribution, denial of initial qualification, or the disallowance of the deduction (to the extent disallowed) respectively. 4.10. Excess Deferrals If a Participant has made excess deferrals for a calendar year (Salary Reduction Contributions in excess of the annual calendar year limit of Code section 402(g)) and prior to the March 1 following the end of such calendar year the Participant notifies the Committee of the amount of excess deferrals received by the Plan, then no later than the first April 15 following the close of the calendar year the Plan shall return to the Participant the amount of excess deferrals specified in the notice together with all income or losses allocable to the contributions through the date of distribution. A Participant is deemed to have notified the Committee of excess deferrals to the extent the Participant has excess deferrals for the taxable year calculated by taking into account only elective deferrals under the Plan and other plans of Affiliated Employers. To the extent that Salary Reduction Contributions are distributed to a Highly Compensated Employee pursuant to this Section 4.10, the Employer Matching Contributions allocated to the Highly Compensated Employee with respect to such distributed Salary Reduction Contributions shall be forfeited. Notwithstanding any other provisions herein regarding the allocation of forfeitures, forfeitures pursuant to this Section 4.10 shall be applied first to reduce the Employer Matching Contributions or Discretionary Employer Contributions for the year the excess arose, and then to reduce Employer Matching Contributions or Discretionary Employer Contributions for future years as soon as possible. With respect to 401(k) plan excess deferrals (as defined in Code §402(g)) made in taxable year 2007, the Plan administrator must calculate allocable income for the taxable year and also for the gap period (i.e., the period after the close of the taxable year in which the excess deferral occurred and prior to the distribution); provided that the Plan administrator will calculate and distribute the gap period allocable income only if the Plan administrator in accordance with the Plan terms otherwise would allocate the gap period allocable income to the Participant's account. With respect to 401(k) plan excess deferrals made in taxable years after 2007, gap period income will not be distributed. 4.11. Limitation Participant contributions for any Plan Year pursuant to this Article IV shall be limited as provided in Article V.

19 4.12. Employer Contributions for Acquisition Loans. Each Plan Year, the Employers shall, subject to any regulatory prohibitions, contribute an amount of cash (including amounts contributed under Section 4.4 hereof) sufficient to enable the Trustee to discharge any indebtedness incurred with respect to an Acquisition Loan pursuant to the terms of the Acquisition Loan. The Employers’ obligation to make contributions under this Section 4.12 shall be reduced to the extent of any investment earnings attributable to such contributions and any cash dividends paid with respect to Company Stock held by the Trustee in the Loan Suspense Account. If there is more than one Acquisition Loan, the Employers shall designate the one to which any contribution pursuant to this Section 4.12 is to be applied. 4.13. Acquisition Loans. The Trustee may incur Acquisition Loans from time to time to finance the acquisition of Company Stock for the Trust or to repay a prior Acquisition Loan. An Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest, and shall not be payable on demand except in the event of default, and shall be primarily for the benefit of Participants and Beneficiaries of the Plan. An Acquisition Loan may be secured by a collateral pledge of the Financed Shares so acquired and any other Plan assets which are permissible securities within the provisions of Section 54.4975-7(b) of the Treasury Regulations. No other assets of the Plan or Trust may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against any other Trust assets. Any pledge of Financed Shares must provide for the release of shares so pledged on a basis equal to the principal and interest (or if the requirements of Section 54.4975-7(b)(8)(ii) of the Treasury Regulations are met and the Employer so elects, principal payments only), paid by the Trustee on the Acquisition Loan. The released Financed Shares shall be allocated to Participants’ Accounts in accordance with the provisions of Section 7.5 or Section 7.7 of the Plan, whichever is applicable. Payment of principal and interest on any Acquisition Loan shall be made by the Trustee only from the Employer contributions paid in cash to enable the Trustee to repay such loan in accordance with Section 4.12 of the Plan, from earnings attributable to such contributions, and any cash dividends received by the Trustee on Financed Shares acquired with the proceeds of the Acquisition Loan (including contributions, earnings and dividends received during or prior to the year of repayment, less such payments in prior years), whether or not allocated. Financed Shares shall initially be credited to the Loan Suspense Account and shall be transferred for allocation to the Company Stock Accounts of Participants only as payments of principal and interest (or, if the requirements of Section 54.4975-7(b)(8)(ii) of the Treasury Regulations are met and the Employer so elects, principal payments only), on the Acquisition Loan are made by the Trustee. The number of Financed Shares to be released from the Loan Suspense Account for allocation to Participants’ Company Stock Accounts for each Plan Year shall be based on the ratio that the payments of principal and interest (or, if the requirements of Section 54.4975-7(b)(8)(ii) of the Treasury Regulations are met and the Employer so elects, principal payments only), on the Acquisition Loan for that Plan Year bear to the sum of the payments of principal and interest on the Acquisition Loan for that Plan Year plus the total remaining payments of principal and interest projected (or, if the

20 requirements of Section 54.4975-7(b)(8)(ii) of the Treasury Regulations are met and the Employer so elects, principal payments only), on the Acquisition Loan over the duration of the Acquisition Loan repayment period, subject to the provisions of Article XX of the Plan. 4.14. In-Plan Roth Rollover. (a) In General. A Participant, a surviving spouse of a Participant, or an Alternate Payee who is a spouse or a former spouse of a Participant may elect, at any time, to transfer any portion or all of an Eligible Roth Rollover Amount to a Roth Rollover Contribution Account established or maintained on behalf of such individual (any such transfer is referred to herein as a “Roth Rollover Contribution”). An “Eligible Roth Rollover Amount” – (1) is any portion or all of the Participant’s Salary Reduction Contribution Account or vested Employer Contribution Account; and (2) must be an “eligible rollover distribution” within the meaning of Code Section 402(c)(4); provided, however, that such amount need not be otherwise distributable under Article XI hereof; and (3) may not include amounts invested in a Participant loan and certain other investments, as determined by the Committee. Such a transfer shall be treated as an “in-plan Roth rollover,” which is contributed in a qualified rollover contribution to the designated Roth account, pursuant to Code Section 402A(c)(4)(E). The amount rolled over shall be includable in the gross income of the individual effecting the rollover in the taxable year in which the rollover occurs. (b) Account. A Roth Rollover Contribution Account is a subaccount (under the Roth 401(k) Contributions subaccount) the Plan Administrator establishes for the purpose of separately accounting for Roth Rollover Contributions described in Section 4.14(a). The Plan Administrator has authority to establish such a subaccount, and to the extent necessary, may establish subaccounts based on the source of the Roth Rollover Contribution.

21 SECTION V - LIMITATIONS 5.1. Definitions For purposes of this Article, the following definitions apply: (a) the “Actual Contribution Percentage” (“ACP”) for an individual Employee for a Plan Year shall be the ratio of the sum of the Employee After-Tax Contributions and Employer Matching Contributions made to the Plan on behalf of such Employee for the Plan Year to the Employee’s Recognized Compensation for the portion of the Plan Year during which he is a Participant. However, if the Plan is aggregated with one or more other plans described under Code section 401(a) in order to meet the requirements of Code sections 401(a)(4) or 410(b), all such plans shall be aggregated for purposes of computing the ACP. An Employee with no Employee After-Tax Contributions or Employer Matching Contributions for a Plan Year shall have an ACP of zero. The “ACP” of a group of Employees for a Plan Year shall be the average of the ACPs of the Employees in the group. For purposes of calculating the ACP, an Employer Matching Contribution shall be taken into account for a Plan Year only if it is made on account of the Employee’s Salary Reduction Contributions for the Plan Year, is allocated to the Employee’s ESOP Account during the Plan Year, and is actually paid to the Trust within 12 months following the last day of the Plan Year. (b) the “Actual Deferral Percentage” (“ADP”) for an individual Employee for a Plan Year shall be the ratio of Salary Reduction Contributions made on behalf of such Employee for the Plan Year, to the Employee’s Recognized Compensation for the portion of the Plan Year during which he is a Participant. However, if the Plan is aggregated with one or more other plans described under Code section 401(a) in order to meet the requirements of Code sections 401(a)(4) or 410(b), all such plans shall be aggregated for purposes of computing the ADP. An Employee with no Salary Reduction Contributions for a Plan Year shall have an ADP of zero. The “ADP” of a group of Employees for a Plan Year shall be the average of the ADPs of the Employees in the group. For purposes of calculating the ADP, a Salary Reduction Contribution shall be taken into account for a Plan Year only if: (i) it would have been received by the Employee in the Plan Year but for his salary reduction agreement, or if it is attributable to services performed during the Plan Year, if it would have been received by the Employee within 22 months after the Plan Year; (ii) it is allocated to the Employee’s Salary Reduction Contribution Account during the Plan Year and is not contingent on the performance of services after the Plan Year; and (iii) it is actually paid to the Trust within 12 months following the last day of the Plan Year. (c) “Highly Compensated Employee” shall have the same definition as found in Section 2.2(s) hereof, but if a Highly Compensated Employee is eligible to participate in two or

22 more plans maintained by an Employer or an Affiliated Employer that are described in Code section 401(a), all contributions to all plans on behalf of the Highly Compensated Employee shall be aggregated for purposes of calculating his ADP or ACP. 5.2. ACP Discrimination Test Employee After-Tax Contributions and Employer Matching Contributions to this Plan for any Plan Year shall not exceed the maximum amount permitted under Code Section 401(m)(2) and Treasury Regulation Section 1.401(m)-1(b)(2) of the regulations thereunder. These provisions are incorporated herein by reference and generally require that: (a) the ACP for eligible Highly Compensated Employees not exceed that of all other eligible Participants by more than two percentage points, and that the ACP for eligible Highly Compensated Employees be not more than that of all other eligible Employees multiplied by 2.0; or (b) the ACP of eligible Highly Compensated Employees not exceed that of the other eligible Participants multiplied by 1.25. 5.3. Correction of Excess Aggregate Contributions - ACP Test (a) To the extent necessary to meet the requirements of Section 5.2 hereof, excess aggregate contributions (Employee After-Tax Contributions or Employer Matching Contributions in excess of the limitations of Section 5.2 hereof) determined as set forth in paragraph (d) below, for Highly Compensated Employees shall be reduced, beginning with the Highly Compensated Employee with the highest dollar contribution, until either such requirements are satisfied or the next highest contribution of a Highly Compensated Employee is reached. This process shall continue until the Plan conforms to the requirements described in Section 5.2. (b) Employee contributions for a Plan Year reduced pursuant to paragraph (a) above shall be distributed to Highly Compensated Employees together with any income and minus any loss allocable to such excess aggregate contributions for the Plan Year of contribution on or before March 15 following the end of the Plan Year, but in no event later than the close of the following Plan Year. For Plan Years beginning after December 31, 2007, in distributing excess aggregate contributions, the Plan Administrator will not calculate and distribute allocable income for the gap period (i.e., the period after the close of the Plan Year in which the excess aggregate contribution occurred and prior to the distribution). (c) Employer Matching Contributions reduced pursuant to paragraph (a) above together with any income and minus any loss allocable to such excess contributions for the Plan Year of contribution shall be forfeited as of the end of the Plan Year for which the

23 contribution was made. To the extent that Employee After-Tax Contributions are distributed to a Highly Compensated Employee pursuant to this Section, any Employer Matching Contributions allocated to the Highly Compensated Employee with respect to such distributed Salary Reduction Contributions shall be forfeited as of the end of the Plan Year for which the contribution was made. Notwithstanding any other provisions herein regarding the allocation of forfeitures, forfeitures pursuant to this paragraph (c) shall be applied first to reduce the Employer Matching Contributions or Discretionary Employer Contributions for the year the excess arose, and then to reduce Employer Matching Contributions or Discretionary Employer Contributions for future years as soon as possible. (d) For the purpose of this Section 5.3, “Excess Aggregate Contributions” shall mean with respect to any Plan Year the excess of: (i) The aggregate amount of employer contributions actually taken into account in computing the ACP of Highly Compensated Employees for such Plan Year, over (ii) The maximum amount of such contributions permitted by the ACP test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of the ACP’s beginning with the highest such percentage). 5.4. ADP Discrimination Test Salary Reduction Contributions to this Plan for any Plan Year shall not exceed the maximum amount permitted under Code Section 401(k)(3) and Treasury Regulation Section 1.401(k)-1(b)(2) of the regulations thereunder. These provisions are incorporated herein by reference and generally require that: (a) the ADP for eligible Highly Compensated Employees not exceed that of all other eligible Participants by more than two percentage points, and that the ADP for eligible Highly Compensated Employees be not more than that of all other eligible Employees multiplied by 2.0; or (b) the ADP of eligible Highly Compensated Employees not exceed that of the other eligible Participants multiplied by 1.25. 5.5. Correction of Excess Contributions - ADP Test (a) To the extent necessary to meet the requirements of Section 5.4 hereof, excess contributions (Salary Reduction Contributions in excess of the limitations of Section 5.4 hereof) determined as set forth in paragraph (d) below, for Highly Compensated

24 Employees shall be reduced, beginning with the Highly Compensated Employee with the highest dollar contribution, until either such requirements are satisfied or the next highest contribution of a Highly Compensated Employee is reached. This process shall continue until the Plan conforms to the requirements described in Section 5.4. (b) Salary Reduction Contributions for a Plan Year reduced pursuant to paragraph (a) above shall be distributed to Highly Compensated Employees together with any income and minus any loss allocable to such excess contributions for the Plan Year of contribution on or before March 15 following the end of the Plan Year, but in no event later than the close of the following Plan Year. For Plan Years beginning after December 31, 2007, in distributing excess contributions, the Plan Administrator will not calculate and distribute allocable income for the gap period (i.e., the period after the close of the Plan Year in which the excess contribution occurred and prior to the distribution). (c) To the extent that Salary Reduction Contributions are distributed to a Highly Compensated Employee pursuant to this Section, any Employer Matching Contributions allocated to the Highly Compensated Employee with respect to such distributed Salary Reduction Contributions shall be forfeited as of the end of the Plan Year for which the contribution was made. Notwithstanding any other provisions herein regarding the allocation of forfeitures, forfeitures pursuant to this paragraph (c) shall be applied first to reduce the Employer Matching Contributions or Discretionary Employer Contributions for the year the excess arose, and then to reduce Employer Matching Contributions or Discretionary Employer Contributions for future years as soon as possible. (d) For the purpose of this Section 5.5, “Excess Contributions” shall mean with respect to any Plan Year the excess of: (i) The aggregate amount of contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over (ii) The maximum amount of such contributions permitted by the ADP test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of the ADP’s beginning with the highest such percentage). 5.6. ADP and ACP- Current Year Testing Method Notwithstanding any provisions of this Article V to the contrary, the limitations of Sections 5.2 and 5.4 above shall be applied based upon the actual deferral percentage and actual contribution percentage of non-Highly Compensated Employees for the Plan Year for which such limitations are being applied to Highly Compensated Employees.

25 SECTION VI - ADMINISTRATION COMMITTEE 6.1. Members The Administration Committee under the Plan shall be the Executive Committee of the Board of Directors of the Company, and shall be referred to herein as the “Committee”. 6.2. Secretary The Committee will appoint a Secretary, who may but need not be a member of the Committee; and any documents required to be filed with, or any notice required to be given to the Committee will be properly filed or given if mailed by registered mail or delivered to the Secretary of the Committee in care of the Company. 6.3. Duties The Committee shall have the duty and authority to interpret and construe this Plan in regard to all questions of eligibility, the status and rights of Participants, Beneficiaries, and other persons hereunder, and the manner and time of the payment of any benefits hereunder. It shall direct the Trustee as to the names of payees and the time, amount and manner of the payment of benefits under Article XI hereof. The Committee shall furnish to Participants forms for the designation of Beneficiaries, and shall maintain a file of Participants’ Beneficiary designations. In general, it shall be charged with the overall management of the plan of employee benefits herein provided for, subject to the powers and duties of the Trustee with respect to the Trust Fund. 6.4. Majority Vote The decision of the Committee as to any matter relating to this Plan shall be determined by a majority vote or other affirmative expression of a majority of the members. Its decision or action on any matters within its discretion, after proper notification and opportunity for review have been given in accordance with Section 6.10 hereof to the extent applicable, shall be final and conclusive as to the parties hereto and as to all Participants, Beneficiaries, and other persons claiming any rights hereunder, provided that no member of the Committee shall participate in any decision specifically affecting his own interest in the Trust. The Trustee shall be fully protected in acting upon the decision of the Committee as set forth in writing over the signature of the Secretary or a majority of its members. The Trustee shall be entitled to rely upon the names of Committee members as last certified to by the Company, and to rely upon the name of the Secretary of the Committee as last certified to by a majority of its members. 6.5. Indemnification

26 The Company shall indemnify and save the members of the Committee, and each of them, harmless from the effects and consequences of their acts, omissions, and conduct in their official capacity, except to the extent that such effects and consequences shall result from their own willful misconduct. 6.6. No Compensation No member of the Committee shall receive any compensation or fee for his services, but the Company shall reimburse the Committee members for any necessary expenditures incurred in the discharge of their duties as Committee members. 6.7. Counsel and Agents The Committee may employ such counsel (who may be of counsel for an Employer) and agents, and may arrange for such clerical and other services as it may require in carrying out the provisions of this Plan. 6.8. Records The Committee shall keep a record of all its proceedings and shall keep or cause to be kept all such books of account, records and other data as may be necessary or advisable in its judgment for the administration of the plan of employee benefits herein provided. 6.9. Successor In the event the Committee for any reason ceases to function, the Company shall thereafter have the power and authority granted to the Committee and the duties imposed upon it by this Agreement. 6.10. Claims Procedure The Committee shall notify in writing any Participant or Beneficiary whose claim for benefits under the Plan has been denied, setting forth the specific reasons for such denial, written in a manner calculated to be understood by the Participant whose claim for benefits has been denied. As to any Participant or Beneficiary whose claim for benefits has been denied, the Committee shall afford such Participant or Beneficiary a reasonable opportunity for a full and fair review by the Committee of the decision denying the claim. Benefits under this Plan shall be paid only if the Committee determines, in its discretion, that the Participant or Beneficiary is entitled to them. 6.11. Information from the Employers Each Employer shall furnish the Committee with the following information from time to time as shall be necessary to carry out this plan:

27 (a) compensation of each Participant for each year; (b) change in the employment status of a Participant, involving: (1) voluntary resignation (2) dismissal (3) other termination of employment; e.g., an Employee’s temporary layoff becoming permanent (4) retirement on account of age (5) permanent disability (6) death (7) Hours of Service (c) such other data and information possessed by the Employer as the Committee may require in the performance of its duties hereunder. The Employer’s determination as to these matters shall be final and binding on all persons. 6.12. Voting Rights Each Participant shall have the right to exercise the voting rights of the number of shares of Company Stock held in the Trust the value of which has been allocated to his accounts. If a Participant does not exercise his voting rights, the Committee shall have the authority to exercise such voting rights. Further the Committee shall have the authority and right to exercise the voting rights of Company Stock held in the Trust the value of which has not been allocated to a Participant’s account. 6.13. Funding Policy The Committee shall from time to time, but in no event less than once each Plan Year, consider and establish, or reconsider and reestablish, a funding policy which will encompass the short-term and long-term goals for income and appreciation of each of the Funds, other than the Old Republic Employer Stock Fund. The Committee may consult with investment advisers or other advisers as the Committee in its discretion deems necessary. The Committee shall then communicate this funding policy to the Trustee or others who are responsible for the investment management of the Trust Fund.

28 SECTION VII - ACCOUNTING PROVISIONS 7.1. Cash Basis All accounting of the Plan and Trust, other than the allocations and credits of net income or net loss, and Employer contributions as of each Allocation Date as provided hereafter, shall be rendered on a cash basis. 7.2. Taxes and Expenses All taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws upon this Plan, or any income thereof, shall be paid by the Trustee from the Trust Fund. The expenses incurred by the Committee in the administration of the Plan including fees for legal, accounting, investment, custodial, and other services rendered to the Committee or to the Trustee, and all other proper charges and expenses of the Committee shall be paid by the Trustee from the Trust Fund; provided, however, that the Company may, in its sole discretion, pay any portion or all of such expenses. If the Committee determines that an expense is attributable directly to any specific Fund hereunder, the Committee in its discretion may direct that such expense be charged to the particular Fund creating the expense. 7.3. Accounts The Committee shall maintain separate Accounts for each Participant, as applicable to each respective Participant, as indicated in Sections 2.2(a) and 2.2(g). With respect to ESOP Accounts, the ESOP Cash Account shall reflect the Participant’s share, if any, of Employer Matching Contributions made in cash, any cash dividends on Company Stock allocated and credited to his Company Stock Account (other than currently distributable dividends) and his share of corresponding cash Forfeitures and any income, gains, losses, appreciation or depreciation attributable thereto. The Company Stock Account shall reflect the Participant’s share of the Company Stock purchased with his ESOP Cash Account or his Individual Contribution Account, his share of Employer Matching Contributions made in Company Stock, released Financed Shares, Forfeitures allocated to such account and any Company Stock attributable to earnings on such stock. A separate accounting shall be maintained with respect to that portion of a Participant’s Company Stock Account attributable to Employee After-Tax Contributions, Salary Reduction Contributions, and Roth 401(k) Contributions. The following items shall be credited to or charged against the Accounts of each Participant as provided herein: (a) his share in the contributions of the Employers;

29 (b) his own contributions to the Trust; (c) his share in the net income or net loss of the Trust; (d) payments from his account; (e) shares in the forfeitures from the accounts of other Participants — that is, the part of another Participant’s share which, upon his incurring a One Year Break in Service as provided by Article IX does not vest in him but remains in the Trust Fund. The credits and charges provided by (a) and (e) shall be made on the last Allocation Date of each Plan Year. The credits and charges provided by (c) shall be made as of each Allocation Date. The contributions of each Participant for each Plan Year provided by (b) shall be allocated and credited to his Individual Contribution Account periodically when received by the Trustee. Payments from an Account shall be charged to the Account when paid. 7.4. Accounting for Allocations The Committee shall establish the Accounts (and sub-accounts, if deemed necessary) for each Participant, and the accounting procedures for purposes of making allocations to the Participants’ Accounts provided for in this Article VII. The Committee shall maintain adequate records of the cost basis of shares of Company Stock allocated to each Participant’s Company Stock Account. The Committee also shall keep separate records of Financed Shares attributable to each Acquisition Loan and of contributions made by the Employers (and any earnings thereon) made for the purpose of enabling the Trustee to repay any Acquisition Loan. From time to time, the Committee may modify its accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the Participants’ Accounts, in accordance with the provisions of this Article VII and the applicable requirements of the Code and ERISA. 7.5. Maintenance of Participants’ ESOP Accounts (a) Company Stock Account. As of each Allocation Date, the Committee shall adjust the Company Stock Account of each Participant as follows: (1) First, charge to each Participant’s Company Stock Account all distributions, payments and expenses that have not been previously charged; (2) Next, credit to each Participant’s Company Stock Account the shares of Company Stock, if any, that have been purchased with amounts from his Individual Contribution Account or ESOP Cash Account, and adjust such Individual Contribution Account or ESOP Cash Account in accordance with the provisions of Section 7.6 of the Plan; and

30 (3) Next, credit to each Participant’s Company Stock Account the shares of Company Stock representing contributions made by the Employers in the form of Company Stock and the number of Financed Shares released from the Loan Suspense Account under Section 4.13 of the Plan that are to be allocated and credited as of that date in accordance with the provisions of Section 7.7 of the Plan. (4) ESOP Cash Account. For each Plan Year, Employer Contributions (other than contributions used to repay an Acquisition Loan), that are made in cash for that year, shall be allocated, as of the Allocation Date of that Plan Year, to the ESOP Cash Account of each Participant. Upon the purchase of Company Stock with such cash, such shares shall be credited to the Company Stock Account of such Participant and the Participant’s ESOP Cash Account shall be charged by the amount of the cash used to buy such Company Stock. The Trustee shall also credit to the ESOP Cash Account of each Participant any cash dividends paid to the Trustee on shares of Company Stock held in that Participant’s ESOP Account as of the record date for such cash dividends. Net income or net loss of each Fund shall be allocated among the accounts of Participants having an interest in such Fund in the proportion that the net credit in the Accounts of each such person in the respective Fund on said date bears to the total net credits in the Accounts of all such persons in the respective Fund on said date. 7.6. Maintenance of Participants’ Individual Contribution Accounts As of each Allocation Date, the Committee shall adjust the Individual Contribution Account of each Participant as follows: (a) First, charge to each Participant’s Individual Contribution Account all distributions, payments and expenses that have not previously been charged; (a) Next, if Company Stock is purchased with assets from a Participant’s Individual Contribution Account, the Participant’s Individual Contribution Account shall be charged accordingly; (b) Next, allocate the net income or net loss of each Fund in the Trust, as determined pursuant to Section 14.1 hereof, among the accounts of each Participant having an interest in the Fund on the date such allocation of income and loss is made. Such allocations shall be made in the proportion that the net credit in the Accounts of each such person in the respective Fund on said date bears to the total net credits in the Accounts of all such persons in the respective Fund on said date. The allocation of income and loss shall be made prior to any other allocation as of that date and shall be based on the actual earnings and losses credited or charged to Funds in which the Participants’ Accounts are invested pursuant.

31 7.7. Allocation and Crediting of Employer Matching Contributions Except as otherwise provided for in Section 7.9 of the Plan, as of the last Allocation Date for each Plan Year: (a) Company Stock released from the Loan Suspense Account for that year and shares of Company Stock contributed directly to the Plan shall be allocated and credited to each Participant who is employed by an Employer on the last day of the Plan Year as follows: (1) first, the number of shares of Company Stock with a fair market value (valued as of the last day of each calendar quarter) equal to the matching contributions made under Section 4.4 of the Plan on behalf of each Participant shall be credited to the Participant’s Company Stock Account (and a matching contribution sub-account); and then (2) the remaining number of shares of Company Stock that bears the same ratio as the Participant’s Compensation while a Participant bears to the aggregate Compensation of all Participants (while Participants) for the Plan Year shall be credited to such Participant’s Company Stock Account. 7.8. Limitations as to Certain Section 1042 Transactions To the extent that a shareholder of Company Stock sells qualifying Company Stock to the Plan and elects (with the consent of the Company) nonrecognition of gain under Section 1042 of the Code, no portion of the Company Stock purchased in such nonrecognition transaction (or dividends or other income attributable thereto) may accrue or be allocated during the nonallocation period (the ten (10) year period beginning on the later of the date of the sale of the qualified Company Stock or the date of the Plan allocation attributable to the final payment of an Acquisition Loan incurred in connection with such sale) for the benefit of: (a) The selling shareholder; (b) The spouse, brothers or sisters (whether by the whole or half blood), ancestors or lineal descendants of the selling shareholder or descendant referred to in (a) above; or (c) Any other person who owns, after application of Section 318(a) of the Code, more than twenty-five percent (25%) of (1) any class of outstanding stock of the Company or any Affiliate, or (2) the total value of any class of outstanding stock of the Company or any Affiliate.

32 For purposes of this Section 7.8, Section 318(a) of the Code shall be applied without regard to the employee trust exception of Section 318(a)(2)(B)(i) of the Code. 7.9. Dividends (a) Stock Dividends. Dividends on Company Stock which are received by the Trustee in the form of additional Company Stock shall be retained in the portion of the Trust Fund consisting of Company Stock, and shall be allocated among Participants’ Accounts and the Loan Suspense Account in accordance with their holdings of the Company Stock on which the dividends have been paid. (b) Cash Dividends on Allocated Shares—In General. Dividends on Company Stock credited to Participants’ Accounts which are received by the Trustee in the form of cash shall be, at the direction of the Company, either be: (1) credited to Participants’ Accounts in accordance with Section 7.5 of the Plan and invested as part of the Trust Fund; (2) distributed immediately to the Participants; (3) distributed to the Participants within ninety (90) days of the close of the Plan Year in which paid; or (4) used to repay first principal and then, if available, interest on the Acquisition Loan used to acquire Company Stock on which the dividends were paid. In addition to the above methods of treating dividends on allocated shares at the sole discretion of the Committee, Participants may elect that dividends on Company Stock credited to their Accounts which are received by the Trustee in the form of cash shall either be: (5) paid to the Plan and reinvested in Company Stock and credited to the Participant’s Account; (6) distributed in cash to the Participant; or (7) distributed to the Participant within ninety (90) days of the close of the Plan Year in which paid. Dividends subject to an election under this Section (and any Stock acquired therewith pursuant to a Participant’s election) shall at all times be fully vested. To the extent the Committee allows elections pursuant to this Section, the Committee will establish policies and procedures consistent with guidance issued under Section 404(k) of the

33 Code or which the Committee believes is consistent with the provisions of Section 404(k) of the Code in the absence of relevant regulatory guidance. (c) Cash Dividends on Allocated Shares—Certain Predecessor Accounts. With respect to amounts invested in Company Stock transferred from the Bituminous Plan, Great West Plan and PMA Plan, the following rules shall apply. Any cash dividends received with respect to Company Stock previously credited to Participants shall be applied to purchase additional shares of Company Stock. Such dividends and the additional shares (including fractional shares) subsequently purchased with the dividends shall be allocated and credited to the Accounts of Participants, pro rata, according to the shares (including fractional shares) credited to the Accounts of Participants on the applicable dividend record date. Any Company Stock received as a stock split or stock dividend or as a result of a reorganization or recapitalization of Old Republic shall be allocated and credited to the Accounts of Participants in proportion to the Company Stock previously credited to their Accounts. (d) Cash Dividends on Unallocated Shares. Dividends on Company Stock held in the Loan Suspense Account which are received by the Trustee in the form of cash shall be applied as soon as practicable to payments of first principal and then, if available, interest under the Acquisition Loan incurred with the purchase of the Company Stock. (e) Financed Shares. Financed Shares released from the Loan Suspense Account by reason of dividends paid with respect to such Company Stock shall be allocated under Section 7.6 and Section 7.7 of the Plan as follows: (1) First, Financed Shares with a fair market value at least equal to the dividends paid with respect to the Company Stock allocated to Participants’ Accounts shall be allocated among and credited to the Accounts of such Participants, pro rata, according to the number of shares of Company Stock held in such accounts on the date such dividend is declared by the Company; (2) Then, any remaining Financed Shares released from the Loan Suspense Account by reason of dividends paid with respect to Company Stock held in the Loan Suspense Account shall be allocated among and credited to the Accounts of all Participants employed by the Employer on the last day of the Plan Year for which such allocation is made, pro rata, according to each Participant’s Compensation. 7.10. Accounts Maintained for Record Keeping Only Separate accounts or records may be maintained for operational and accounting purposes for each Fund, but, except as provided in Article VIII hereof, no such account shall be considered as segregating any funds or property in each Fund from any other funds or property contained in such

34 Fund. In no event shall maintenance of an account or record designated as the account of a person having a credit in the Plan mean that such person shall have a greater or lesser interest than that due him under the terms of this Plan. No person having a credit in the Plan shall have any specific title in any specific asset in the Trust. 7.11. Allocation of Forfeitures and Discretionary Contributions (a) Discretionary Employer Contributions and Forfeitures of Discretionary Employer Contributions. As of the last Allocation Date of each Plan Year the Committee shall allocate the balance of each Employer’s contribution, if any, made pursuant to Section 4.5 hereof to the Accounts of Participants in the same manner as Employer Matching Contributions are allocated. Unused forfeitures of Discretionary Employer Contributions shall be allocated in the same manner. (b) Forfeitures of Employer Matching Contributions. As of the last Allocation Date of each Plan Year, the Committee shall allocate the unused forfeitures of Employer Matching Contributions from the Accounts of Participants to the Accounts of all Participants who have made contributions during the Plan Year pursuant to Article IV hereof, who have completed 1000 Hours of Service during the Plan Year and who are employed by an Employer on December 31st of the Plan Year (or who died, retired on or after age 65 or retired due to disability during the Plan Year) in the proportion that the total Recognized Compensation (limited to $150,000) of each such Participant bears to the total Recognized Compensation (limited to $150,000) of all such Participants who made contributions. (c) Use of Forfeitures. Notwithstanding anything herein to the contrary forfeitures shall first be used to restore forfeitures pursuant to Section 9.5 of the Plan. Any forfeitures not used pursuant to Section 9.5 shall be used to pay plan expenses or allocated pursuant to this Section 7.11, as determined by the Committee. 7.12. Committee Records The accounts and records of the Committee shall be open to inspection and audit at all reasonable times by any person designated by an Employer. Such records shall contain all authorizations, directions and other information furnished or received by an Employer, the Committee and the Trustee. 7.13. Participant Statements As soon as practicable after the end of each Plan Year the Committee will provide each Participant with a statement of his account balances as of the last Allocation Date of such year.

35 SECTION VIII - INVESTMENT OF THE TRUST FUND 8.1. Separate Investment Funds The assets of the Trust Fund shall be separated and segregated into separate and distinct investment funds, including an Investment Fund that invests in Company Stock. The Old Republic Employer Stock Fund shall consist of amounts allocated to Employer Contribution Accounts (Employers’ contributions, forfeitures and earnings thereon) and amounts allocated to Individual Contribution Accounts that Participants have directed to be invested in Company Stock. The remaining funds shall consist of amounts allocated to Individual Contribution Accounts (Participants’ contributions and earnings thereon) and amounts directed by Participants to be transferred from the Old Republic Employer Stock Fund pursuant to the diversification provisions of Section 24.5 or Article XXV hereof. The Funds shall be invested as described below. 8.2. Old Republic Employer Matching Stock Fund The Old Republic Employer Stock Fund shall be invested and reinvested entirely in Company Stock. Employer cash contributions shall be invested in Company Stock as soon as it is practicable after receipt by the Trustee. In making such purchases the Trustee shall give due regard to the trading volume of Company Stock at the time of such purchases and accordingly regulate the amount and timing of such purchases in order to minimize the effect on market price fluctuations which may be caused by such purchases. All purchases of Company Stock shall be subject to any applicable federal or state securities laws and shall be made in accordance with all applicable rules and regulations promulgated thereunder. The Trustee may purchase Company Stock directly from the Company. 8.3. Funds The Committee may designate, add or delete such Funds as investment options under the Plan as may be deemed to be desirable from time to time, including a fund designed to invest in the common stock of the Company. If the Committee creates such investment Funds, a separate Account will be established by the Trustee to reflect the portion, if any, of the Participant’s Accounts that is invested in any of the Funds. The Plan’s assets may be invested in collective investment trusts and commingled funds, the provisions of which are hereby incorporated by this reference. At no time shall any part of the corpus or income of the Plan’s investments in such collective investment trusts or commingled funds be used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries. In addition, and in no way limiting the foregoing, the Plan’s assets may be invested in the Wilmington Trust Collective Investment Trust effective as of the date of execution of such Trust’s Participation Agreement.

36 SECTION IX - VESTING - FORFEITURES 9.1. Full Vesting The entire amount of the credit in the accounts of a deceased Participant or a Participant who reaches his Normal Retirement Date or actually retires for disability prior thereto, plus any amount allocated to his accounts thereafter as provided by Sections 7.5, 7.6, 7.7, and 7.8, hereof, shall be vested and shall be paid to the person or persons entitled thereto at the times and in the manner provided by Article XI hereof. A Participant shall be considered to have retired for disability if at the time he retires he is considered disabled under the terms of the Old Republic International Corporation Long-Term Disability Plan (regardless of whether he has elected coverage under that plan) or is eligible to receive Social Security disability benefits. 9.2. Vesting on Termination of Service—In General A portion of the amount of the credits in the accounts of a Participant as of the Allocation Date coinciding with or next preceding the day he terminates his service with all Affiliated Companies for any reason other than his death, retirement on or after his Normal Retirement Date, or retirement for disability shall be paid to the person or person entitled thereto at the times and in the manner provided by Article XI hereof. The amount to be paid shall be known as a “vested interest”, and shall be equal to the sum of the following: (a) the total of his Salary Reduction Contributions, Employee After-Tax Contributions, Roth 401(k) Contributions, and earnings thereon; (b) For Participants who complete an Hour of Service under the Plan in a Plan Year beginning on or after January 1, 2002, an amount equal to the following percentage of his credit in his ESOP Account:

37 Completed Years of Service with the Employers Portion of Credit To be Paid (Vested Interest) One 0% Two 20% Three 40% Four 60% Five 80% Six or more 100% (c) and any net income or net loss allocated to his accounts thereafter, as provided by Article XIV hereof. (d) Notwithstanding the foregoing to the contrary each Participant whose vested percentage as of December 31, 1988 was greater than the percentage shown in paragraph (b) above shall continue to be vested in no smaller a percentage than he was on December 31, 1988. Increases in his vesting percentage for service on and after January 1, 1989 shall be based upon the schedule contained in paragraph (b) above. (e) Except as to his vested interest, the balance of the credits in the accounts of a Participant in this Plan who is not fully vested shall cease and be terminated immediately upon his termination of service with all Affiliated Companies. The Committee shall direct the Trustee to transfer out of such Participant’s ESOP Account as of the time of his termination of service the balance in excess of the amount vested in him, as a forfeiture to be distributed among the ESOP Accounts of the other Participants according to the procedure provided by Section 7.11 hereof. The percentage to be applied in (b) shall be applied to the ESOP Account balance as of the Allocation Date immediately preceding his date of termination before any credits are made to his accounts pursuant to Sections 7.5, 7.6, 7.7, and 7.11 hereof. The unvested portion of the Participant’s Accounts that is invested in Company Stock shall be forfeited only after other unvested amounts in the Participant’s Accounts have been forfeited. 9.3. Vesting on Termination of Service—Baseline Security Plan Transferred Accounts (a) With respect to amounts transferred to the Plan from the Baseline Security Plan, a Participant’s vested interested shall be determined as follows, with respect to the types of contributions indicated. (i) Prior Bituminous Match. Vesting in accordance with the following schedule:

38 Completed Years of Service with the Employers Portion of Credit To Be Paid (vested interest) 0 0% 1 10% 2 20% 3 40% 4 60% 5 80% 6 100% (ii) Prior Great West Match. 100% vested at all times. (iii) Prior ORIAS Employer. Vesting in accordance with the table indicated in Section 9.2(b). (iv) Prior PMA Match. Vesting in accordance with the following schedule: Completed years of Service with the Employers Portion to be Paid (vested interest) 0 0% 1 10% 2 40% 3 50% 4 60% 5 100%

39 (v) Prior PMA Employer. Vesting in accordance with the following schedule: Completed years of Service with the Employers Portion to be Paid (vested interest) 0 0% 1 20% 2 40% 3 60% 4 80% 5 100% (vi) Prior Phoenix Employer. Vesting in accordance with the table indicated in Section 9.2(b). (vii) Prior RamQuest Employer. Vesting in accordance with the table indicated in Section 9.2(b). (viii) Prior ORI Title Match. Vesting in accordance with the table indicated in Section 9.2(b). (ix) Prior ORI Title Employer. Vesting in accordance with the table indicated in Section 9.2(b). (x) Prior Old Title Employer. Vesting in accordance with the table indicated in Section 9.2(b). (xi) Prior ATFS Match. 100% vested at all times. (xii) Prior ATFS Employer. Vesting in accordance with the table indicated in Section 9.2(b). (xiii) Prior ATFS MPP Rollover. 100% vested at all times.

40 (xiv) Prior Great West Employer. Vesting in accordance with the table indicated in Section 9.2(b). (b) With respect to all Baseline Security Plan Transferred Accounts, the Participant’s vested percentage in such Accounts on and after December 30, 2022, shall be no less than the Participant’s vested percentage in the corresponding account in the Baseline Security Plan immediately prior to December 30, 2022. 9.4. Breaks in Service and Return to Service (a) If a former Participant who has not incurred five consecutive One Year Breaks in Service returns to work for an Employer, he shall again become a Participant as of the first date after his termination during which he again completes an Hour of Service. His Years of Service earned prior to his termination of service shall be restored. Any amounts that were forfeited when he terminated shall not be restored, except pursuant to Sections 9.3(b) and (c) below. (b) If a partially vested Participant terminates and receives or begins to receive the balances in his Accounts prior to incurring five consecutive One Year Breaks in Service and thereafter returns to the service of an Employer as an Employee under the Plan, and prior to his Repayment Date repays to his ESOP Account the amount previously distributed to him from the Account, the Committee shall, at the end of the Plan Year in which the Participant repays the amount to his Account, allocate to his ESOP Account the amount necessary to restore the ESOP Account balance in the Account prior to his termination. “Repayment Date” shall mean the earlier of: (1) the date the Participant incurs five consecutive One Year Breaks in Service after his distribution has begun; or (2) the end of the five year period beginning with the Participant’s return to service with an Employer as an Employee. (c) If a former Participant who returns to work for an Employer prior to incurring five consecutive One Year Breaks in Service had not begun to receive a distribution of the balances in his Accounts, any amounts that were forfeited upon his termination of service shall be restored as set forth in Section 9.5 below. (d) If partially or fully vested former Participant returns to work for an Employer, his prior Years of Service shall be restored no matter how many One Year Breaks in Service he has incurred. If a former Participant who has no vested interest incurs a five consecutive One Year Breaks in Service, then he shall forfeit his prior Years of Service.

41 9.5. Source of Restoration of Forfeitures The amount necessary to restore the balances in a returned Participant’s ESOP Account shall come from amounts forfeited from the ESOP Accounts of those Participants who terminated during the year. In the event that such forfeitures are insufficient to restore the Account, the Company shall contribute the additional amounts required. 9.6. Service of Less than 1,000 Hours A Plan Year in which a Participant completes between 501 and 999 (inclusive) Hours of Service with an Employer shall not be treated either as a One Year Break in Service or as a year in which a Year of Service is earned. 9.7. Vesting Schedule Amendments Upon an amendment changing the vesting schedule contained in Section 9.2 or 9.3 hereof, the vested interest of an Employee who is a Participant on the date such an amendment is adopted (or the date such an amendment is effective, if later) shall not, immediately following the date of the amendment, be less than his vested interest prior to such amendment. A Participant who has completed three or more Years of Service may after such an amendment elect during the vesting election period to have his vested interest determined without regard to such an amendment. For purposes of this Section the “vesting election period” begins on the date the vesting schedule is amended, and ends 60 days following the later of: (a) the date the amendment is adopted; (b) the date the amendment is effective; or (c) the date the Participant is given written notice of the amendment. An election pursuant to this Section may be made only by an individual who is a Participant at the time of such an election and shall be irrevocable. Notwithstanding the foregoing, no election will be provided to a Participant whose vested interest under the amendment is at all times equal to or greater than his vested interest under the Plan without regard to the amendment.

42 SECTION X - RETIREMENT 10.1. Normal and Late Retirement Retirement for age shall occur if the Participant terminates his service with the Employers on or after his attaining age 65. A Participant may retire later than on the Participant’s Normal Retirement Date, and in such event (i) he shall continue to participate in the Employer’s contributions, forfeitures, and the benefits of the Trust as any other Participant, and (ii) his retirement shall occur on the day his employment with his Employer is terminated. 10.2. Disability A Participant shall be considered to have retired for disability if at the time he retires he is considered disabled under the terms of the Old Republic International Corporation Long-Term Disability Plan (regardless of whether he has elected coverage under that plan) or is eligible to receive Social Security disability benefits.

43 SECTION XI - PAYMENT OF BENEFITS 11.1. Form Upon retirement of a Participant for age or disability, or upon any other termination of employment with all Affiliated Companies the vested portion of the Participant’s Company Stock Account shall be paid to the Participant at the election of the Participant either in (a) cash or (b) Common Stock of the Company (based upon fair market values on the date of distribution). Balances representing fractional shares of Common Stock shall be distributed in cash. The balance of a Participant’s other Accounts payable upon retirement for age or disability or upon any other termination of employment shall be paid to the Participant in cash. If the Participant elects a cash distribution of the Company Stock Account, both his Company Stock Account and his other Accounts may, at the election of the Participant, be paid: (a) in one lump sum distribution; (b) in a direct rollover pursuant to Section 11.9 hereof; or (c) in annual or more frequent installments paid over a reasonable period of time not to exceed the life expectancy of the Participant, the joint life expectancy of the Participant and his spouse, or the joint life expectancy of the Participant and his designated Beneficiary as set forth in Section 11.3 below. A Participant may, at any time, make any of the following elections with respect to scheduled installment payments: to modify the amount of such payments; to modify the time period over which such payments are scheduled to be made; to cease receiving installment payments and receive the remainder of the Account balance in one lump sum; and to cease receiving installment payments and re-commence receipt of installment payments at a later date. If the Participant who is terminating his employment has made individual contributions, which have not been credited to his account at the time of distribution, such amounts shall be returned without interest. All distributions required under this Section shall be determined and made in accordance with the Income Tax Regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Regulations. Notwithstanding anything herein to the contrary, the provisions of this Section and the other provisions of this Section which are intended to reflect the requirements of Code Section 401(a)(9) shall override any contrary provisions elsewhere in this Plan. 11.2. Commencement Date (a) If a Participant’s vested Account balance does not exceed $1,000, the Company may require a distribution or a transfer to commence on or before 90 days after the end of the

44 Plan Year in which the Participant’s employment with all Employers and Affiliated Companies terminates. (b) If the vested portion of a Participant’s Account balances exceeds $1,000, a distribution or transfer under Section 11.1 will commence no later than 90 days after the end of the Plan Year in which occurs the latest of the Participant’s Normal Retirement Date, the Participant’s 10th anniversary of participation in the Plan, or the date his employment with all Employers and Affiliated Companies terminates. If requested by a Participant, a distribution or transfer may commence as soon as administratively feasible after the Participant’s employment with all Employers and Affiliated Companies terminates. If a distribution is one to which sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that: (1) the plan administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (2) the Participant, after receiving the notice, affirmatively elects a distribution. (c) Notwithstanding anything herein to the contrary, distributions must commence in accordance with the requirements of Code section 401(a)(9) and the regulations thereunder, which shall generally mean: (1) for a Participant who reaches age 72 (age 701/2 for a Participant who attained age 701/2 prior to January 1, 2020) and who is not a 5% owner of an Employer, distributions must commence no later than the April 1 of the calendar year following the calendar year in which the Participant attains age 72 (age 701/2 for a Participant who attained age 701/2 prior to January 1, 2020), unless the Participant elects to delay commencement of his benefit until the Participant’s employment with all Employers and Affiliated Companies terminates; and (2) for a Participant who is a 5% owner of an Employer, distributions must commence no later than the April 1 of the calendar year following the calendar year in which the Participant attains age 72 (age 701/2 for a Participant who attained age 701/2 prior to January 1, 2020). 11.3. Installment Distributions—Minimum Requirements (a) If a Participant’s benefit is to be distributed over (1) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the

45 Participant and the Participant’s designated Beneficiary or (2) a period not extending beyond the life expectancy of the designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first calendar year for which distributions are required must at least equal the quotient obtained by dividing the Participant’s vested Account balances at the beginning of the calendar year by the number of years in the distribution period. (b) If the Participant’s spouse is not the designated Beneficiary, the amount to be distributed each year, beginning with distributions for the first calendar year for which distributions are required shall not be less than the quotient obtained by dividing the Participant’s vested Account balances at the beginning of the calendar year by the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)- 2 of the Income Tax Regulations. (c) For purposes of this Section, the term “life expectancy” or “joint and last survivor expectancy” means the life expectancy or joint and last survivor expectancy computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant’s (or designated Beneficiary’s) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. Unless otherwise elected by the Participant (or spouse) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated. 11.4. Death Benefits (a) If a Participant dies after distribution of his interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant’s death. (b) Upon the death of a Participant before a distribution or transfer of his credit in the Trust has begun, the amount payable under Article IX hereof shall be paid in Common Stock or in cash as described in Section 11.l hereof beginning on or before the ninetieth day next after his death occurs, to the following person or persons in the order designated: (1) to the Participant’s surviving spouse, if any; provided in the case of an “eligible rollover distribution” as defined in Code Section 401(a)(31)(C), in a direct transfer of all or a portion of the distribution to an “eligible retirement plan” as

46 defined in Code Section 401(a)(31)(D); provided, however, that any such transfer is $200 or more; (2) if the Participant is not survived by a spouse, or if the Participant is survived by a spouse but the spouse consents in accordance with the procedure set forth below, to such Beneficiary or Beneficiaries as the Participant designated in writing upon such form or forms furnished by the Committee and delivered to the Committee within his lifetime; (3) in the event a Beneficiary dies prior to the receipt of his share of such account, the undisbursed portion of his share shall be paid to such other Beneficiary or Beneficiaries, and in such amount to each (if more than one), as said Participant shall have designated. If more than one Beneficiary has been designated without specifying the share to each, distribution shall be made equally to such of the designated Beneficiaries as shall be living; or (4) if a Participant’s spouse does not survive him and if no Beneficiary has been named by said Participant, or if all of the designated Beneficiaries predecease him or die while there is still a credit in his accounts, such credit shall be paid in a lump sum to his executors or administrators; provided that if no executors or administrators are appointed within sixty (60) days after his death, the Committee shall direct the Trustee to pay such credit to such person or persons as the Committee in its sole discretion may determine. A Beneficiary designation filed with the Committee and bearing the latest date of execution shall be conclusive upon all persons of the designation of the Beneficiary or Beneficiaries named therein, provided however that no such designation naming someone other than the Participant’s spouse shall be effective if the spouse survives the Participant unless the Participant’s spouse consents to such election, the consent acknowledges the effect of such election, and the consent is witnessed by a Plan representative or a notary public, or the Participant establishes to the satisfaction of the Plan Administrator that the consent may not be obtained because there is no spouse, because the spouse cannot be found, or because of other reasonable excuse. 11.5. Deductions for Taxes and Expenses Before making payment of the credit in the accounts of a deceased Participant to the persons entitled thereto as designated by the Committee, the Trustee may deduct from the credit such amount as in its sole discretion it deems proper to protect itself against liability on account of all taxes and penalties or other additions thereto and interest thereon, by whatever government imposed, which may be levied or assessed upon or by reason of the death of such deceased Participant and out of the amount so deducted may discharge any such liability and shall pay the balance to the persons so designated.

47 11.6. Payments to Minors During the minority or other legal disability of any person to whom payments are to be made, such payments may be made in the discretion of the Committee in any one or more of the following ways: (a) directly to said person; (b) to the legal guardian or conservator of said person; (c) to any relative of said person, to be expended by such relative for the care, support, education, and maintenance of said person; or (d) directly expending the same for said purposes for the benefit of said person. The Trustee and the Committee shall not be required to see to the application of any payments so made to any of said persons, but his or their receipts shall be a full discharge to the Trustee and the Committee. 11.7. Missing Distributees If the Committee notifies a Participant or a Beneficiary designated in accordance with this Section in writing at his last known address that he is entitled to benefits under the Plan and the Participant or Beneficiary fails to claim his benefits within two calendar years after notification, his benefits will be distributed to one or more of the Participant’s or Beneficiary’s relatives by blood, adoption or marriage, as the Committee decides. If the Committee cannot locate an appropriate relative within one additional year, the benefit shall be forfeited, provided, however, that if the Participant or an appropriate relative subsequently applies for the benefit, the benefit shall be reinstated. 11.8. Special QDRO Provisions If the Committee receives a domestic relations order that meets the requirements of Section 414(p) of the Code except that it provides for an immediate distribution of the alternate payee’s interest in the Participant’s Accounts, the Committee shall honor such an order as a Qualified Domestic Relations Order (“QDRO”) within the meaning of Section 414(p) of the Code and make the distribution in accordance with the order. Notwithstanding anything herein to the contrary, any expenses incurred by the Plan in connection with the review, approval or implementation of a QDRO shall be charged equally to the accounts of the parties to the QDRO at the time the QDRO is implemented. Effective April 6, 2007, a domestic relations order that otherwise satisfies the requirements for a QDRO will not fail to be a QDRO: (i) solely because the order is issued after, or revises, another domestic relations order or QDRO; or (ii) solely because of the time at which the order is issued, including issuance after the annuity starting date or after the Participant's death.

48 11.9. Direct Rollovers Notwithstanding any provision of the Plan to the contrary, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. The terms defined in this Section shall have the following meanings: (a) “direct rollover” shall mean a payment by the Plan to the eligible retirement plan specified by the distributee. (b) “distributee” shall mean an employee or former employee. In addition, the employee’s or former employee’s surviving spouse and the employee’s or former employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), are distributees with regard to the interest of the spouse or former spouse. Effective January 1, 2010, a distributee also includes the participant’s nonspouse designated beneficiary under the Plan. In the case of a nonspouse beneficiary, the direct rollover may be made only to an individual retirement account or annuity described in Section 408(a) or 408(b) (“IRA”) that is established on behalf of the designated beneficiary and that will be treated as an inherited IRA pursuant to the provisions of Section 402(c)(11) of the Code. A nonspouse beneficiary may not roll over an amount which is a required minimum distribution, as determined under applicable Treasury regulations. (c) “eligible rollover distribution” shall mean any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); any distribution made upon hardship of the employee; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). For purposes of this Section 11.9 of the Plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

49 (d) “eligible retirement plan” shall mean an individual retirement account described in Code section 408(a), a Roth IRA described in Code section 408A(b), an annuity plan described in Code section 403(a), an annuity contract described in section 403(b) of the Code, an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan, or a qualified trust described in Code section 401(a), that accepts the distributee’s eligible rollover distribution. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in section 414(p) of the Code. For taxable years beginning after December 31, 2006, a Participant may elect to transfer employee (after-tax) or Roth elective deferrals (if any) by means of a direct rollover to a qualified plan or to a 403(b) plan that agrees to account separately for amounts so transferred, including accounting separately for the portion of such distribution which is includible in gross income and the portion of such distribution which is not includible in gross income.

50 SECTION XII - APPLICATION OF JOINT AND SURVIVOR ANNUITY REQUIREMENTS 12.1. In General. The Qualified Joint and Survivor Annuity rules under this Article XII will apply to amounts transferred from the Attorneys’ Title Fund Services, LLC 401(k) Plan that are subject to the joint and survivor annuity requirements of Code section 401(a)(11) notwithstanding any other provisions of this Plan. These amounts are attributable to assets previously held in the Attorneys’ Title Insurance Fund, Inc. Money Purchase Pension Plan, and earnings thereon, which generally consist of the amounts held in the ATFS Rollover Merger Account and the ATFS Discretionary Employer Contribution Merger Account. (a) Exception to the Joint and Survivor Annuity Requirements. If, as of the Annuity Starting Date, the Participant's vested Account Balance (for pre-death distributions) or the value of the QPSA death benefit (for post-death distributions) does not exceed $5,000, the Participant or surviving Spouse, as applicable, will receive a lump sum distribution pursuant to Section 11.2(a), in lieu of any QJSA or QPSA benefits. (b) Administrative Procedures. The Plan Administrator may provide alternative procedures for applying the spousal consent requirements under this Article XII provided such procedures are consistent with the requirements under this Article XII. For example, the Plan Administrator may require under separate administrative procedures to require spousal consent to Participant distributions or may in a separate loan procedure require spousal consent prior to granting a Participant loan, without subjecting the Plan to the Joint and Survivor Annuity requirements. 12.2. Pre-Death Distribution Requirements If a pre-death distribution is subject to the Qualified Joint and Survivor Annuity requirements under this Article XII, the distribution will be paid in the form of a Qualified Joint and Survivor Annuity (QJSA), unless the Participant (and Spouse, if the Participant is married) elects to receive the distribution in an alternative form. In addition to the QJSA form of benefit, a Participant (and Spouse) may elect to receive distribution in the form of a Qualified Optional Survivor Annuity (QOSA). In applying the provisions under this Section 12.2, a Participant (and Spouse) may only waive out of the QJSA pursuant to a Qualified Election (as defined in Section 12.4). Under the Qualified Election provisions under Section 12.4, the QOSA form of benefit is treated as a QJSA form of benefit for purposes of determining whether spousal consent is required with respect to a waiver of the QJSA in favor of the QOSA form of benefit. Thus, no spousal consent is required to waive out of the QJSA form of benefit in favor of an actuarially equivalent QOSA form of benefit.

51 (a) Qualified Joint and Survivor Annuity (QJSA). A QJSA is an immediate annuity payable over the life of the Participant with a survivor annuity payable over the life of the Participant’s Spouse equal to 50% of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse. A Participant may elect to increase the percentage of the Spouse’s survivor annuity to 100%, 75% or 66-2/3% (instead of 50%). If the Participant is not married as of the Annuity Starting Date, the QJSA is an immediate annuity payable over the life of the Participant. (b) Qualified Optional Survivor Annuity (QOSA). A QOSA is an immediate annuity payable over the life of the Participant with a survivor annuity payable over the life of the Participant's Spouse that is equal to 75% of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse. (c) Notice requirements. The Plan Administrator shall provide each Participant with a written explanation of: (1) the terms and conditions of the QJSA; (2) the Participant's right to make and the effect of an election to waive the QJSA form of benefit; (3) the rights of the Participant's Spouse; and (4) the right to make, and the effect of, a revocation of a previous election to waive the QJSA. The notice must be provided to each Participant under the Plan no less than 30 days and no more than 180 days prior to the Annuity Starting Date. The written explanation shall comply with the requirements of Treas. Reg. §1.417(a)(3)-1. (d) Waiver of 30-day period. The Annuity Starting Date for a distribution in a form other than a QJSA may be less than 30 days after receipt of the written explanation described in the preceding Section provided: (1) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the QJSA and elect (with spousal consent) a form of distribution other than a QJSA; (2) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the QJSA is provided to the Participant; and

52 (3) the Annuity Starting Date is after the date the written explanation was provided to the Participant. The Annuity Starting Date may be a date prior to the date the written explanation is provided to the Participant if the distribution does not commence until at least 30 days after such written explanation is provided, subject to the waiver of the 30-day period described above. (e) Annuity Starting Date. The Annuity Starting Date is the date an Employee commences distributions from the Plan. If a Participant commences distribution with respect to a portion of his/her applicable Account balances, a separate Annuity Starting Date applies to any subsequent distribution. If distribution is made in the form of an annuity, the Annuity Starting Date is the first day of the first period for which annuity payments are made. 12.3. Distributions After Death If the Joint and Survivor Annuity requirements apply with respect to a distribution on behalf of a married Participant who dies before the Annuity Starting Date (as defined in Section 12.2(e) above), the surviving Spouse of that Participant is entitled to receive such distribution in the form of a QPSA, unless the Participant and Spouse have waived the QPSA pursuant to a Qualified Election. Any portion of a Participant’s vested Account Balance that is not payable to the surviving Spouse as a QPSA will be payable under the rules described in Article XI. (a) Qualified Pre-retirement Survivor Annuity (QPSA). A QPSA is an annuity payable over the life of the surviving Spouse that is purchased using 50% of the Participant’s vested Account Balance (that is subject to the Qualified Joint and Survivor Annuity requirements) as of the date of death. To the extent that less than 100% of the Participant's vested Account Balance is paid to the surviving Spouse, any After-Tax Employee Contributions will be allocated to the surviving Spouse in the same proportion as the After-Tax Employee Contributions bear to the total vested Account Balance of the Participant. If a surviving Spouse is entitled to a QPSA distribution, the surviving Spouse may elect to receive such distribution at any time following the Participant's death (subject to the required minimum distribution rules under Article XIII) and may elect to receive distribution in any form permitted under Article XI of the Plan. A QPSA distribution will not commence to a surviving Spouse without the consent of the surviving Spouse prior to the date the Participant would have reached Normal Retirement Age (or age 62, if later). If the QPSA death benefit has been waived, in accordance with the procedures in Section 12.4(b), then the portion of the Participant's vested Account Balance that would have been payable as a QPSA death benefit in the absence of such a waiver is treated as a non-QPSA death benefit payable under Section 11.4.

53 The QPSA death benefit may be payable to a non-Spouse Beneficiary only if the Spouse consents to the Beneficiary designation, pursuant to the Qualified Election requirements under Section 12.4, or makes a valid disclaimer. The non-QPSA death benefit, if any, is payable to the person named in the Beneficiary designation, without regard to whether spousal consent is obtained for such designation. If a Spouse does not properly consent to a Beneficiary designation, the QPSA waiver is invalid, and the QPSA death benefit is still payable to the Spouse, but the Beneficiary designation remains valid with respect to any non-QPSA death benefit. (b) Notice Requirements. The Plan Administrator shall provide each Participant within the applicable period for such Participant a written explanation of the QPSA in such terms and in such manner as would be comparable to the explanation provided for the QJSA in Section 12.2(c) above. The applicable period for a Participant is whichever of the following periods ends last: (1) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (2) a reasonable period ending after the individual becomes a Participant; or (3) a reasonable period ending after the joint and survivor annuity requirements first apply to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age 35. For purposes of applying the preceding Section, a reasonable period ending after the enumerated events described in (2) and (3) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the employer, the applicable period for such Participant shall be re-determined. 12.4. Qualified Election A Participant (and the Participant’s Spouse) may waive the QJSA or QPSA pursuant to a Qualified Election. A Qualified Election is a written election signed by both the Participant and the Participant’s Spouse (if applicable) that specifically acknowledges the effect of the election. The Spouse’s consent must be witnessed by a plan

54 representative or notary public. Any consent by a Spouse under a Qualified Election (or a determination that the consent of a Spouse is not required) shall be effective only with respect to such Spouse. If the Qualified Election permits the Participant to change a payment form or Beneficiary designation without any further consent by the Spouse, the Qualified Election must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit, as applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A Participant or Spouse may revoke a prior waiver of the QPSA benefit at any time before the commencement of benefits without limit on the number of revocations. Spousal consent is not required for a Participant to revoke a prior QPSA waiver. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 12.2(c) or Section 12.3(b), as applicable. (a) QJSA. In the case of a waiver of the QJSA, the election must designate an alternative form of benefit payment that may not be changed without spousal consent (unless the Spouse enters into a general consent agreement expressly permitting the Participant to change the form of payment without any further spousal consent). Only the Participant needs consent to the commencement of a distribution in the form of a QJSA. (b) QPSA. In the case of a waiver of the QPSA, the election must be made on a timely basis and the election must designate a specific alternate Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (unless the Spouse enters into a general consent agreement expressly permitting the Participant to change the Beneficiary designation without any further spousal consent). To be timely, a Participant (and the Participant’s Spouse) may waive the QPSA at any time during the period beginning on the first day of the Plan Year in which the Participant attains age 35 and ending on the date of the Participant’s death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the Account Balance as of the date of separation, the election period begins on the date of separation. A Participant who has not yet attained age 35 as of the end of a Plan Year may make a special Qualified Election to waive, with spousal consent, the QPSA for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election is not valid unless the Participant receives the proper notice required under Section 12.3(b). QPSA coverage is automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date must satisfy all the requirements for a Qualified Election. (c) Identification of Surviving Spouse. If it is established to the satisfaction of the Plan Administrator that there is no Spouse or that the Spouse cannot be located, any waiver signed by the Participant is deemed to be a Qualified Election. For this purpose, a Participant will be deemed to not have a Spouse if the Participant is legally separated or has been abandoned and the Participant has a court order to such effect. However, a

55 former Spouse of the Participant will be treated as the Spouse or surviving Spouse and any current Spouse will not be treated as the Spouse or surviving Spouse to the extent provided under a QDRO.

56 SECTION XIII - MINIMUM DISTRIBUTION REQUIREMENTS 13.1. General Rules (a) Effective Date. The provisions of this Article XIII will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year. (b) Precedence. The requirements of this Section will take precedence over any inconsistent provisions of the plan. (c) Requirements of Treasury Regulations Incorporated. All distributions required under this Section will be determined and made in accordance with the Treasury regulations under section 401(a)(9) of the Internal Revenue Code. (d) TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Section, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the plan that relate to section 242(b)(2) of TEFRA. 13.2. Time and Manner of Distribution (a) Required Beginning Date. The participant’s entire interest will be distributed, or begin to be distributed, to the participant no later than the participant’s required beginning date. (b) Death of Participant Before Distributions Begin. If the participant dies before distributions begin, the participant’s entire interest will be distributed, or begin to be distributed, no later than as follows: (1) If the participant’s surviving spouse is the participant’s sole designated beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the participant died, or by December 31 of the calendar year in which the participant would have attained age 72 (age 701/2 for a Participant who would have attained age 701/2 prior to January 1, 2020), if later. (2) If the participant’s surviving spouse is not the participant’s sole designated beneficiary, then distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the participant died.

57 (3) If there is no designated beneficiary as of September 30 of the year following the year of the participant’s death, the participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the participant’s death. (4) If the participant’s surviving spouse is the participant’s sole designated beneficiary and the surviving spouse dies after the participant but before distributions to the surviving spouse begin, this Section 13.2, other than Section 13.2(b)(1), will apply as if the surviving spouse were the participant. (5) Notwithstanding the foregoing, effective with respect to a Participant’s death occurring after December 31, 2019, the following rules apply. 1. Benefits payable to an Eligible Designated Beneficiary (as defined herein) must commence no later than one (1) year after the death of the person whose death resulted in the right to receive the benefits, except benefits of a surviving spouse may commence on the earlier of (1) the date otherwise prescribed in this Plan or (2) the date the deceased Participant would have attained age 72. 2. With respect to a Beneficiary who is not an Eligible Designated Beneficiary, the interest of the Participant payable to such Beneficiary will be distributed no later than December 31 of the calendar year containing the tenth anniversary of the Participant’s death, regardless of whether the Participant’s death occurs before, on, or after his or her Required Beginning Date. The following individuals are Eligible Designated Beneficiaries: the surviving spouse of the Participant; a child of the Participant who has not reached the age of majority; a chronically ill individual as defined in Code Section 401(a)(9)(E)(ii)(IV); and any other individual who is not more than ten years younger than the Participant. For purposes of this Section 13.2 and Section 13.4, unless Section 13.2(b)(4) applies, distributions are considered to begin on the participant’s required beginning date. If Section 13.2(b)(4) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 13.2(b)(1). If distributions under an annuity purchased from an insurance company irrevocably commence to the participant before the participant’s required beginning date (or to the participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Section 13.2(b)(1)), the date distributions are considered to begin is the date distributions actually commence.

58 (c) Forms of Distribution. Unless the participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 13.3 and 13.4. If the participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of section 401(a)(9) of the Code and the Treasury regulations. 13.3. Required Minimum Distributions During Participant’s Lifetime (a) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of: (1) the quotient obtained by dividing the participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the participant’s age as of the participant’s birthday in the distribution calendar year; or (2) if the participant’s sole designated beneficiary for the distribution calendar year is the participant’s spouse, the quotient obtained by dividing the participant’s account balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the participant’s and spouse’s attainted ages as of the participant’s and spouse’s birthdays in the distribution calendar year. (b) Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Section 13.3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the participant’s date of death. 13.4. Required Minimum Distributions After Participant’s Death (a) Death On or After Date Distributions Begin. (1) Participant Survived by Designated Beneficiary. If the participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the participant’s death is the quotient obtained by dividing the participant’s account balance by the longer of the remaining life expectancy of the participant or the remaining life expectancy of the participant’s designated beneficiary, determined as follows:

59 (i) The participant’s remaining life expectancy is calculated using the age of the participant in the year of death, reduced by one for each subsequent year. (ii) If the participant’s surviving spouse is the participant’s sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year. (iii) If the participant’s surviving spouse is not the participant’s sole designated beneficiary, the designated beneficiary’s remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the participant’s death, reduced by one for each subsequent year. (2) No Designated Beneficiary. If the participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the participant’s death is the quotient obtained by dividing the participant’s account balance by the participant’s remaining life expectancy calculated using the age of the participant in the year of death, reduced by one for each subsequent year. (b) Death Before Date Distributions Begin. (1) Participant Survived by Designated Beneficiary. If the participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the participant’s death is the quotient obtained by dividing the participant’s account balance by the remaining life expectancy of the participant’s designated beneficiary, determined as provided in Section 13.4(a). (2) No Designated Beneficiary. If the participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the participant’s death, distribution of the participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the participant’s death.

60 (3) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the participant dies before the date distributions begin, the participant’s surviving spouse is the participant’s sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 13.2(a), this Section 13.2(b)(1) will apply as if the surviving spouse were the participant. (c) Notwithstanding the foregoing, effective with respect to a Participant’s death occurring after December 31, 2019, the following rules apply: (1) Benefits payable to an Eligible Designated Beneficiary (as defined in Section 13.2(b)(5)(2)) must commence no later than one (1) year after the death of the person whose death resulted in the right to receive the benefits, except benefits of a surviving spouse may commence on the earlier of (1) the date otherwise prescribed in this Plan or (2) the date the deceased Participant would have attained age 72. (2) With respect to a Beneficiary who is not an Eligible Designated Beneficiary, the interest of the Participant payable to such Beneficiary will be distributed no later than December 31 of the calendar year containing the tenth anniversary of the Participant’s death, regardless of whether the Participant’s death occurs before, on, or after his or her Required Beginning Date. 13.5. Definitions (a) Designated beneficiary. The individual who is designated as the beneficiary under the plan and is the designated beneficiary under section 401(a)(9) of the Internal Revenue Code and section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations. (b) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the participant’s required beginning date. For distributions beginning after the participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 13.2(a). The required minimum distribution for the participant’s first distribution calendar year will be made on or before the participant’s required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year. (c) Life expectancy. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations.

61 (d) Participant’s account balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year. (e) Required beginning date. The April 1 of the calendar year following the later of: (1) the calendar year in which the participant attains age 72 (age 70½ for a Participant who attained age 70½ prior to January 1, 2020); or (2) except in the case of a participant who is a 5 percent owner within the meaning of Code section 416, the calendar year in which the participant retires. 13.6. Special Rule for 2009 RMDs. (a) Suspension of RMDs unless otherwise elected by Participant. Notwithstanding the provisions of the Plan relating to required minimum distributions under Code §401(a)(9), a Participant or Beneficiary who would have been required to receive required minimum distributions for 2009 but for the enactment of Code §401(a)(9)(H) (“2009 RMDs”), and who would have satisfied that requirement by receiving distributions that are (1) equal to the 2009 RMDs or (2) one or more payments in a series of substantially equal distributions (that include the 2009 RMDs) made at least annually and expected to last for the life (or life expectancy) of the Participant, the joint lives (or joint life expectancy) of the Participant and the Participant’s designated Beneficiary, or for a period of at least 10 years (“Extended 2009 RMDs”), will not receive those distributions for 2009 unless the Participant or Beneficiary chooses to receive such distributions. Participants and Beneficiaries described in the preceding sentence will be given the opportunity to elect to receive the distributions described in the preceding sentence. (b) Direct Rollovers. Notwithstanding the provisions of the Plan relating to required minimum distributions under Code §401(a)(9), and solely for purposes of applying the direct rollover provisions of the Plan, 2009 RMDs and Extended 2009 RMDs will be treated as eligible rollover distributions.

62 SECTION XIV - INCOME OR LOSS 14.1. Calculation The net income or net loss of each Fund for each Allocation Date shall be the difference between the fair market value of the Fund on the Allocation Date, as determined by the Trustee (as provided in Section 14.2 below) and the sum of the following: (a) the total of all the account balances in the Fund of all persons having credits in the Trust on said date; (b) Employer contributions which have been received by the Trustee but have not yet been credited to the account balances in the Fund; and (c) in the case of the Old Republic Employer Stock Fund, amounts transferred out as forfeitures and charged to account balances on the Allocation Date under Sections 9.2 or 9.3 hereof. 14.2. Valuation As of each Allocation Date, the Trustee shall determine and inform the Committee of the fair market value of each Fund. The determination may be made in part or entirely by the Trustee, or in part or entirely by such other persons, or with such other help, as the Trustee in its sole discretion shall deem desirable. In determining the fair market value of the assets in each Fund, current market prices or quotations shall be used for those assets for which they are available. As to all other assets, the Trustee shall use such values as it deems fair; and its determination shall be conclusive upon all persons.

63 SECTION XV - AMENDMENT 15.1. Amendment The Company shall have the power at any time and from time to time, to amend this Plan by resolution of its Board of Directors; provided, however, that no amendment under any circumstances may be adopted the effect of which would be to vest or revest in an Employer any interest in the assets of the plan, or any part thereof, or to change the rights, powers, or duties of the Trustee without its consent, or to deprive any Participant of his then vested interest if any, in this Plan.

64 SECTION XVI - TERMINATION 16.1. Right to Terminate The Company reserves the right either with or without formal action to terminate this Plan. Each Employer reserves the right to permanently discontinue its contributions to the Trust. In the event that an Employer permanently discontinues its contributions to the Trust, or that the Company terminates this Plan, or that this plan is partially terminated under operation of law, the accounts of the affected Participants shall be fully vested and nonforfeitable. 16.2. Sale or Bankruptcy of Employer In the event an Employer shall be judicially declared bankrupt or insolvent, or shall be dissolved, merged or consolidated, or in the event any other person or corporation shall acquire an Employer or substantially all of the assets of an Employer, the accounts of the Participants employed by such Employer, shall be fully vested. 16.3. Distribution Upon Termination Upon the termination of this Plan or the discontinuance of contributions by an Employer, the Trustee may reserve such reasonable amounts as in its sole discretion it shall deem necessary to provide for payment of: (a) any of its expenses or taxes then or thereafter due or payable, and (b) any sums then or thereafter chargeable against the Trust Fund for which it may be liable. The credits in the accounts of Participants shall become 100% vested upon termination of the Plan. As soon as practicable after the Plan is terminated, the Trustee shall distribute the balance of the Trust Fund in lump sum payments to the persons having credits in the Trust in the proportion that the net credit in the accounts of each such person bears to the total net credits in the accounts of all such persons. The Trustee may, in its discretion, make distributions in cash or partially or wholly in kind. At no time shall any part of the corpus or income of the Trust Fund be used for, or diverted to, purposes other than for the exclusive benefit of the Participants or their Beneficiaries. 16.4. Power of Trustee From and after the date of the termination of this Plan, and until the final distribution of the Trust Fund, the Trustee shall continue to have all the powers provided under the Plan and Trust as are necessary and expedient for the orderly liquidation and distribution of the Trust Fund.

65 16.5. Merger or Consolidation In the case of any merger or consolidation with, or transfer of assets and liabilities to, any other plan, provisions shall be made so that each Participant in the Plan on the date thereof (if the Plan then terminated) would receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation or transfer (if the Plan had then terminated). Affected Participants will be notified of a termination or partial termination as required by ERISA.

66 SECTION XVII - RESIGNATIONS - REPLACEMENTS 17.1. Resignation Any member of the Committee may resign and his resignation shall become effective ten (10) days after notice thereof has been personally delivered or sent by registered mail to the Secretary of the Company at the principal office of the Company. The Company by resolution of the Board of Directors shall have the power to remove any member of the Committee from office at any time. 17.2. Vacancy The Board of Directors of the Company may fill any vacancy in the membership of the Committee or appoint additional members to the Committee. The Board of Directors of the Company shall give prompt written notice of any such action to the other Committee members and the Trustee. Any Committee members shall have the same power and authority as their predecessors hereunder. While there is a vacancy in the membership of the Committee, the remaining Committee members shall have the same powers and authorities as the full Committee until the vacancy is filled.

67 SECTION XVIII - WITHDRAWALS 18.1. Withdrawal of After-Tax Contributions A Participant may make withdrawals of After-Tax Contributions from his Individual Contribution Account in accordance with the provisions of this Section. The minimum amount of a withdrawal shall be the lower of $500 or the total balance of After-Tax Contributions in his Individual Contribution Account as of the last day of the prior Plan Year. A Participant may make up to two withdrawals per year under this Section 18.1. 18.2. Hardship Withdrawals In accordance with this Section and the rules of the Committee, upon incurring a hardship, a Participant may withdraw all or a portion of his Salary Reduction Contribution Account (but excluding earnings thereon) or all or a portion of any of the following Accounts, to the extent vested: Predecessor Plan Pre-Tax Elective Deferral Account; Predecessor Plan Rollover Account; Bituminous Matching Contribution Account; ORIAS Employer Contribution Account; PMA Matching Contribution Account; and ATFS Pre-Tax Deferral Account. A withdrawal will be on account of hardship only if it is both made on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need. (a) A withdrawal will be deemed to be on account of an immediate and heavy financial need only if the amount withdrawn is used for: (1) expenses for medical care described in Code section 213(d) previously incurred by the Participant, the Participant’s spouse or dependents or if the withdrawal is necessary for these persons to obtain such medical care; (2) costs directly related to the purchase of a principal residence for the Participant, excluding mortgage payments; (3) payment of tuition and related educational fees for the next 12 months of post- secondary education for the Participant, the Participant’s spouse, children or dependents; (4) payments necessary to prevent the eviction of the Participant from the Participant’s principal residence or foreclosure on the mortgage on that residence; (5) payments for funeral or burial expenses for the Participant’s deceased parent, spouse, child or dependent; or

68 (6) expenses to repair damage to the Participant’s principal residence that would qualify for a casualty loss deductible under Code Section 165 (without regard to whether the loss exceeds 10% of adjusted gross income and without regard to Code section 165(h)(5)); and (7) expenses and losses (including loss of income) incurred by the Participant on account of a disaster declared by the Federal Emergency Management Agency (“FEMA”), provided that the Participant’s principal residence or principal place of employment at the time of the disaster was located in an area designated by FEMA for individual assistance with respect to the disaster. (b) A withdrawal will not be treated as necessary to satisfy an immediate and heavy financial need of a Participant unless all of the following are satisfied: (1) the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution; (2) the Participant has obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Adopting Employer; and (3) the Participant represents in writing that he or she has insufficient cash or liquid assets reasonably available to satisfy the financial need. A Participant's hardship event, for purposes of the Plan's safe harbor hardship distribution provisions pursuant to Treas. Reg. §1.401(k)-1(d)(3)(iii)(B), includes an immediate and heavy financial need of the Participant's primary beneficiary under the Plan, that would constitute a hardship event if it occurred with respect to the Participant's spouse or dependent as defined under Code §152 (such hardship events being limited to educational expenses, funeral expenses and certain medical expenses). For purposes of this Article, a Participant's “primary beneficiary under the Plan” is an individual who is named as a beneficiary under the Plan and has an unconditional right to all or a portion of the Participant's account balance under the Plan upon the Participant's death. A Participant may make up to two withdrawals per year under this Section 18.2. 18.3. Age 591/2 Withdrawals At any time on or after reaching age 59½, a Participant may elect to withdraw all or a portion of the vested balance in any Account. A Participant may make up to two withdrawals per year under

69 this Section 18.3. Each withdrawal shall be taken pro rata from all investments in the Participant’s Accounts. 18.4. Withdrawal of Rollover Accounts At any time, a Participant may elect to withdraw all or a portion of the vested balance in any Rollover Account. A Participant may make up to two withdrawals per year under this Section 18.4. Each withdrawal shall be taken pro rata from all investments in the Participant’s Accounts. 18.5. Computing Vested Amounts After a Withdrawal. In addition, if the Participant makes a withdrawal at a time when he has a nonforfeitable right to less than 100% in any of his Accounts, then at any relevant time thereafter the Participant’s nonforfeitable portion of such Account will be an amount (“X”) determined by the formula: X = P (AB + D) - D where: P = is the Participant’s nonforfeitable percentage in his Account at the relevant time; AB = is the balance in the Account at the relevant time; and D = the amount of the distribution from the Account. The relevant time is the time at which the Participant’s Vested Interest cannot increase under the Plan. 18.6. Requests for Withdrawals From time to time, the Committee, in its discretion, shall establish procedures and forms to implement this Section. All requests for withdrawals must be made via the procedures established by the Committee. Withdrawals shall be paid in cash.

70 SECTION XIX - ADDITIONAL EMPLOYERS 19.1. Adoption by Subsidiaries Any Affiliated Company that is authorized by the Company to do so, may adopt this Plan by resolution of its Board of Directors. If an entity ceases to be an Affiliated Company, then effective as of the date on which the entity ceases to be an Affiliated Company, the entity shall no longer be an adopting employer of this Plan and all Participants employed by the entity shall be treated as having terminated employment with all Affiliated Companies. The Affiliated Companies that have adopted this Plan as of the date of this restatement are listed on Appendix A.

71 SECTION XX - MAXIMUM ADDITIONS 20.1. General Notwithstanding anything herein to the contrary, no contributions or forfeitures (“annual additions”) shall be allocated to a Participant’s Accounts hereunder for any Plan Year if such allocation would result in the limitations of Code section 415 to be exceeded, with the Plan Year as the limitation year. The limitations of Code section 415, which are incorporated herein by reference, generally limit the amount of contributions and forfeitures that can be allocated to a Participant’s Accounts under the Plan to the lesser of: (a) The amount prescribed under section 415(d) of the Code, as adjusted from time to time, which for 2023 is $66,000, or (b) 100 percent of the Participant’s compensation, within the meaning of section 415(c)(3) of the Code, for the limitation year (“415 Compensation”). 20.2. Adjustments to 415 Compensation (a) 415 Compensation paid after severance from employment. 415 Compensation shall be adjusted, as set forth herein, for the following types of compensation paid after a Participant's severance from employment with the Employer maintaining the Plan (or any other entity that is treated as the Employer pursuant to Code § 414(b), (c), (m) or (o)). However, amounts described in this paragraph (a) and paragraph (b) below may only be included in 415 Compensation to the extent such amounts are paid by the later of 2½ months after severance from employment or by the end of the limitation year that includes the date of such severance from employment. Any other payment of compensation paid after severance of employment that is not described in the following types of compensation is not considered 415 Compensation within the meaning of Code § 415(c)(3), even if payment is made within the time period specified above. (1) Regular pay. 415 Compensation shall include regular pay after severance of employment if: (i) The payment is regular compensation for services during the participant's regular working hours, or compensation for services outside the participant's regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments; and (ii) The payment would have been paid to the participant prior to a severance from employment if the participant had continued in employment with the Employer.

72 (2) Leave cashouts and limited nonqualified deferred compensation payments. Leave cashouts shall be included in 415 Compensation if those amounts would have been included in the definition of 415 Compensation if they were paid prior to the participant's severance from employment, and the amounts are payment for unused accrued bona fide sick, vacation, or other leave, but only if the participant would have been able to use the leave if employment had continued. In addition, deferred compensation shall be included in 415 Compensation if the compensation would have been included in the definition of 415 Compensation if it had been paid prior to the participant's severance from employment, and the compensation is received pursuant to a nonqualified unfunded deferred compensation plan, but only if the payment would have been paid at the same time if the participant had continued in employment with the Employer and only to the extent that the payment is includible in the participant's gross income. (3) Salary continuation payments for military service participants. 415 Compensation does not include payments to an individual who does not currently perform services for the Employer by reason of qualified military service (as that term is used in Code § 414(u)(1)) to the extent those payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Employer rather than entering qualified military service. (4) Salary continuation payments for disabled Participants. 415 Compensation does not include compensation paid to a participant who is permanently and totally disabled (as defined in Code § 22(e)(3)). (b) Administrative delay (“the first few weeks”) rule. 415 Compensation for a limitation year shall not include amounts earned but not paid during the limitation year solely because of the timing of pay periods and pay dates. (c) Inclusion of certain nonqualified deferred compensation amounts. If the Plan's definition of Compensation for purposes of Code § 415 is the definition in Regulation Section 1.415(c)-2(b) (Regulation Section 1.415 2(d)(2) under the Regulations in effect for limitation years beginning prior to July 1, 2007) and the simplified compensation definition of Regulation 1.415(c) 2(d)(2) (Regulation Section 1.415-2(d)(10) under the Regulations in effect for limitation years prior to July 1, 2007) is not used, then 415 Compensation shall include amounts that are includible in the gross income of a Participant under the rules of Code § 409A or Code § 457(f)(1)(A) or because the amounts are constructively received by the Participant. 20.3. Definition of Annual Additions. The Plan’s definition of "annual additions" is modified as follows:

73 (a) Restorative payments. Annual additions for purposes of Code § 415 shall not include restorative payments. A restorative payment is a payment made to restore losses to a Plan resulting from actions by a fiduciary for which there is reasonable risk of liability for breach of a fiduciary duty under ERISA or under other applicable federal or state law, where participants who are similarly situated are treated similarly with respect to the payments. Generally, payments are restorative payments only if the payments are made in order to restore some or all of the plan's losses due to an action (or a failure to act) that creates a reasonable risk of liability for such a breach of fiduciary duty (other than a breach of fiduciary duty arising from failure to remit contributions to the Plan). This includes payments to a plan made pursuant to a Department of Labor order, the Department of Labor's Voluntary Fiduciary Correction Program, or a court approved settlement, to restore losses to a qualified defined contribution plan on account of the breach of fiduciary duty (other than a breach of fiduciary duty arising from failure to remit contributions to the Plan). Payments made to the Plan to make up for losses due merely to market fluctuations and other payments that are not made on account of a reasonable risk of liability for breach of a fiduciary duty under ERISA are not restorative payments and generally constitute contributions that are considered annual additions. (b) Other Amounts. Annual additions for purposes of Code § 415 shall not include: (1) The direct transfer of a benefit or employee contributions from a qualified plan to this Plan; (2) Rollover contributions (as described in Code §§ 401(a)(31), 402(c)(1), 403(a)(4), 403(b)(8), 408(d)(3), and 457(e)(16)); (3) Repayments of loans made to a participant from the Plan; and (4) Repayments of amounts described in Code § 411(a)(7)(B) (in accordance with Code § 411(a)(7)(C)) and Code § 411(a)(3)(D) or repayment of contributions to a governmental plan (as defined in Code § 414(d)) as described in Code § 415(k)(3), as well as Employer restorations of benefits that are required pursuant to such repayments. (c) Date of tax-exempt Employer contributions. Notwithstanding anything in the Plan to the contrary, in the case of an Employer that is exempt from Federal income tax (including a governmental employer), Employer contributions are treated as credited to a participant's account for a particular limitation year only if the contributions are actually made to the plan no later than the 15th day of the tenth calendar month following the end of the calendar year or fiscal year (as applicable, depending on the basis on which the employer keeps its books) with or within which the particular limitation year ends. 20.4. Change of Limitation Year. The limitation year may only be changed by a Plan amendment. Furthermore, if the Plan is terminated effective as of a date other than the last day of the Plan's limitation year, then the Plan is treated as if the Plan had been amended to change its limitation year.

74 20.5. Aggregation and Disaggregation of Plans. (a) For purposes of applying the limitations of Code § 415, all defined contribution plans (without regard to whether a plan has been terminated) ever maintained by the Employer (or a "predecessor employer") under which the participant receives annual additions are treated as one defined contribution plan. The "Employer" means the Employer that adopts this Plan and all members of a controlled group or an affiliated service group that includes the Employer (within the meaning of Code §§ 414(b), (c), (m) or (o)), except that for purposes of this Section, the determination shall be made by applying Code § 415(h), and shall take into account tax exempt organizations under Regulation Section 1.414(c) 5, as modified by Regulation Section 1.415(a)-1(f)(1). For purposes of this Section: (1) A former Employer is a "predecessor employer" with respect to a participant in a plan maintained by an Employer if the Employer maintains a plan under which the participant had accrued a benefit while performing services for the former Employer, but only if that benefit is provided under the plan maintained by the Employer. For this purpose, the formerly affiliated plan rules in Regulation Section 1.415(f) 1(b)(2) apply as if the Employer and predecessor Employer constituted a single employer under the rules described in Regulation Section 1.415(a)-1(f)(1) and (2) immediately prior to the cessation of affiliation (and as if they constituted two, unrelated employers under the rules described in Regulation Section 1.415(a)-1(f)(1) and (2) immediately after the cessation of affiliation) and cessation of affiliation was the event that gives rise to the predecessor employer relationship, such as a transfer of benefits or plan sponsorship. (2) With respect to an Employer of a participant, a former entity that antedates the Employer is a "predecessor employer" with respect to the participant if, under the facts and circumstances, the employer constitutes a continuation of all or a portion of the trade or business of the former entity. (b) Break up of an affiliate employer or an affiliated service group. For purposes of aggregating plans for Code § 415, a "formerly affiliated plan" of an employer is taken into account for purposes of applying the Code § 415 limitations to the employer, but the formerly affiliated plan is treated as if it had terminated immediately prior to the "cessation of affiliation." For purposes of this paragraph, a "formerly affiliated plan" of an employer is a plan that, immediately prior to the cessation of affiliation, was actually maintained by one or more of the entities that constitute the employer (as determined under the employer affiliation rules described in Regulation Section 1.415(a)-1(f)(1) and (2)), and immediately after the cessation of affiliation, is not actually maintained by any of the entities that constitute the employer (as determined under the employer affiliation rules described in Regulation Section 1.415(a)-1(f)(1) and (2)). For purposes

75 of this Section, a "cessation of affiliation" means the event that causes an entity to no longer be aggregated with one or more other entities as a single employer under the employer affiliation rules described in Regulation Section 1.415(a)-1(f)(1) and (2) (such as the sale of a subsidiary outside a controlled group), or that causes a plan to not actually be maintained by any of the entities that constitute the employer under the employer affiliation rules of Regulation Section 1.415(a)-1(f)(1) and (2) (such as a transfer of plan sponsorship outside of a controlled group). (c) Midyear Aggregation. Two or more defined contribution plans that are not required to be aggregated pursuant to Code § 415(f) and the Regulations thereunder as of the first day of a limitation year do not fail to satisfy the requirements of Code § 415 with respect to a participant for the limitation year merely because they are aggregated later in that limitation year, provided that no annual additions are credited to the participant's account after the date on which the plans are required to be aggregated. 20.6. Compensation Limit. Participants may not make elective deferrals with respect to amounts that are not 415 Compensation. However, for this purpose, 415 Compensation is not limited to the annual compensation limit of Code § 401(a)(17). 20.7. Correction. If the allocations to a Participant would otherwise exceed the limitations of Code section 415, then the amount of any excess shall be disposed of as follows: (a) Any Employee contributions made pursuant to Section 4.1 and 4.2, hereof, will be returned to the Participant; (b) If after the application of paragraph (a) an excess amount still exists, contributions made pursuant to Section 4.4 hereof and forfeitures, subject to the limitations of Section 20.1 hereof, shall be reallocated to the Accounts of the remaining Participants. To the extent that any contributions or forfeitures cannot be reallocated to a Participant’s Account because of the limitations of Section 20.1, they shall be placed in a suspense account for reallocation in later Plan Years. Notwithstanding any provision of the Plan to the contrary, if the annual additions (within the meaning of Code § 415) are exceeded for any participant, then the Plan may only correct such excess in accordance with the Employee Plans Compliance Resolution System (EPCRS) as set forth in Revenue Procedure 2006-27 or any superseding guidance, including, but not limited to, the preamble of the final §415 regulations.

76 SECTION XXI - ROLLOVERS 21.1. Rollover A Participant may, with the approval of the Committee, transfer to this Plan all or part of a distribution received from another plan qualified under Section 401(a) or 403(a) of the Code, an annuity contract described in section 403(b) of the Code or an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state (hereinafter the “Other Plan”) provided: (a) the transfer occurs on or before the sixtieth day following his receipt of the distribution from the Other Plan or, if such distribution had previously been deposited in an Individual Retirement Account (as defined in Section 408 of the Code), the transfer occurs on or before the sixtieth day following distribution from the Individual Retirement Account; and (b) no part of the amount being transferred was attributable to contributions made on behalf of the Participant while he was a key employee in a top heavy plan. (See definitions of “key employee” and “top-heavy plan” in Article XXII hereof.) An Employee may make a rollover pursuant to this Section although he has not yet met the Plan’s age and service requirements for participation in the Plan. In addition, subject to the terms of this Section 21, the Plan will accept a participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income. The Plan will accept a rollover contribution to a Roth Rollover Contribution Account established or maintained on behalf of a Participant if it is a direct rollover from another Roth elective deferral account under an applicable retirement plan described in Section 402A(e)(1) of the Code, to the extent the rollover is permitted under the rules of Section 402(c) of the Code. 21.2. Plan to Plan Transfer In addition to a transfer pursuant to Section 21.1 hereof, a participant may with the approval of the Committee transfer directly to this Plan any amounts held for him under any Other Plan. 21.3. Procedures The Committee shall develop such procedures, and may require such information from a Participant desiring to make a transfer pursuant to this Section as it deems necessary or desirable to determine that the proposed transfer will meet the requirements of this Section. Upon approval by the

77 Committee, the amount being transferred shall be deposited in the Trust and allocated to the Participant’s Rollover Account. The Participant will be fully vested in the balance in his Rollover Account.

78 SECTION XXII - TOP-HEAVY RESTRICTIONS 22.1. When Applicable (a) The provisions of this Article shall become effective in any Plan Year beginning after December 31, 1983 in which the Plan is a Top-Heavy Plan. The Plan shall be a Top-Heavy Plan if with respect to a Plan Year the Top-Heavy Ratio exceeds sixty percent (60%) and the Plan is not part of a required or permissive aggregation group of plans. (b) If this Plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%), the Plan will be Top-Heavy. If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the Top-Heavy Ratio for the permissive aggregation group exceeds sixty percent (60%), the Plan will be Top-Heavy. 22.2. Top Heavy Ratio For purposes of this Article, Top-Heavy Ratio shall mean the following: (a) If the Company or an Affiliated Company does not maintain a defined benefit plan that has or has had accrued benefits during the 5-year period ending on the Determination Date, the Top-Heavy Ratio is a fraction calculated as of the Determination Date, the numerator of which is the sum of the account balances for all Key Employees under this Plan and all other defined contribution plans maintained by the Company or an Affiliated Company, including account balances distributed in the 1-year period ending on the Determination Date (5-year period for a distribution made for a reason other than severance from employment, death or disability), and the denominator of which is the sum of all account balances under this Plan and such other plans on that date. Both the numerator and the denominator are adjusted to reflect any contributions that are due but unpaid as of the Determination Date. (b) If the Company or an Affiliated Company maintains one or more defined benefit plans that has or has had accrued benefits during the 5-year period ending on the Determination Date, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of account balances for all Key Employees under this Plan and all other defined contribution plans sponsored by the Company or an Affiliated Company plus the present value of accrued benefits for Key Employees under the defined benefit plans sponsored by the Company or an Affiliated Company which cover a Key Employee. The denominator is the sum of the account balances under this Plan and such other defined contribution plans sponsored by the Company or an Affiliated Company plus

79 the present value of accrued benefits under the defined benefit plans for all Participants. Both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution made in the 1-year period ending on the Determination Date (5-year period for a distribution made for a reason other than severance from employment, death or disability) and any contribution due but unpaid as of the Determination Date. For purposes of (a) and (b) above, the value of account balances and the present value of accrued benefits will be determined as of the Allocation Date that falls on the Determination Date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than severance from employment, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period.” The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. 22.3. Definitions The terms used in this Article, shall have the following meanings: (a) “Determination Date” with respect to any Plan Year shall mean the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year. “Key Employee” shall mean any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the determination date was an officer of the employer having annual compensation greater than the limit prescribed in section 416(i)(1) of the Code, as adjusted from time to time, which for 2023 is $215,000, a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder. (b) “Permissive Aggregation Group” shall mean the required aggregation group of plans plus any other plan or plans of the Company which, when considered as a group with

80 the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code. (c) “Recognized Compensation” shall mean compensation as defined in Code Section 415(c)(3), including amounts that are contributed pursuant to a salary reduction agreement and which are excludible from the Employee’s gross income under Code Sections 125, 402(a)(8), 402(g)(3), 401(h), or 403(b) or 132(f). Recognized Compensation shall be limited to the amount prescribed under section 401(a)(17) of the Code which for 2023 is $330,000. (d) “Required Aggregation Group” shall mean: (1) each qualified plan of an Employer in which at least one Key Employee participates, and (2) any other qualified plan of an Employer which enables a plan described in (1) to meet the requirements of Sections 401(a)(4) and 410 of the Code. 22.4. Top Heavy Limitations For any Plan Year in which the Plan is a Top-Heavy Plan, the limitations of Article shall apply to this Plan: (1) Except as otherwise provided in (2) below, in allocating Employer Contributions pursuant to Sections 4.4 and 4.5 hereof, the provisions of such Sections and Section 5.1 limiting the allocation to those Participants who completed 1,000 or more Hours of Service during the Plan Year shall be inoperative until each Participant receives a share of the Company Contribution equal to three percent (3%) of his Recognized Compensation. Any excess shall then be allocated on the basis provided in Sections 7.4 through 7.7 hereof. (2) The provisions of paragraph (1) above shall not apply to any Participant to the extent that the Participant is covered under any other plan or plans of the Company and the minimum allocation or benefit requirement will be met in the other plan or plans. (3) Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions

81 for purposes of the actual contribution percentage test and other requirements of section 401(m) of the Code. For any Plan Year in which the Plan is a Top-Heavy Plan, Section 9.2(b) shall be read by substituting the following table for the table that otherwise appears in that Section: YEARS OF SERVICE VESTED PERCENTAGE Less than 2 0% 2 but less than 3 20% 3 but less than 4 40% 4 but less than 5 60% 5 but less than 6 80% 6 or more 100%

82 SECTION XXIII - MISCELLANEOUS 23.1. Fiduciary Duties In discharging their respective duties, the Trustee and the Committee shall act solely in the interests of the Participants and Beneficiaries of the Plan with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. 23.2. Assignment of Accounts Prohibited No money or property in the hands of the Trustee and no benefits under this Plan or interest in the Trust shall be pledged, assigned, transferred, sold, or in any manner whatsoever anticipated, charged, or encumbered by a Participant or his Beneficiaries, or in any manner be liable in the possession of the trustee for the debts, contracts, obligations or engagements of any person having an interest in the trust Fund, voluntary or involuntary, or for any claims, legal or equitable, against any such person. 23.3. Evidence of Actions Any decision of an Employer required in carrying out this Plan shall be evidenced by a resolution of its Board of Directors certified over the signature of its Secretary or Assistant Secretary under the corporate seal. 23.4. Restrictions Remain If this Plan ceases to be a leveraged employee stock ownership plan, qualifying employer securities acquired with the proceeds of a loan made pursuant to Section 4.13 will continue after the loan is paid to be subject to the restrictions contained in the Treasury Regulations governing leveraged employee stock ownership plans concerning certain puts, calls and other options. 23.5. No Contract of Employment Participation in this Plan shall not give any Participant the right to be retained in the service of an Employer, or any right or interest in this Plan other than as herein provided. 23.6. No Discrimination Where any action is to be taken by an Employer, the Committee or Trustee hereunder, it will be taken in a manner that will not discriminate in favor of stockholders, officers or highly-paid employees.

83 23.7. Controlling Law To the extent not superseded by ERISA, this Plan shall be construed, enforced and administered according to the laws of the State of Illinois. 23.8. Named Fiduciaries The “Named Fiduciaries” of this Plan are (1) the Employers, (2) the Committee, (3) the Trustee and (4) any Investment Manager appointed under the Trust. The Named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under this Agreement. No Named Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value. The Company shall be the Plan Administrator as defined in Section 414(g) of the Code. 23.9. Special Provisions for Participants in Qualified Military Service (a) Uniformed Services Employment and Reemployment Rights Act of 1994. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with §414(u) of the Code. (b) Qualified Reservist Distribution. Effective as of January 1, 2010, the Plan permits a Participant to elect a Qualified-Reservist Distribution as defined in this Section (b). A “Qualified Reservist Distribution” is any distribution to an individual who is ordered or called to active duty after September 11, 2001, if: (i) the distribution is from amounts attributable to elective deferrals in a 401(k) plan; (ii) the individual was (by reason of being a member of a reserve component, as defined in section 101 of title 37, United States Code) ordered or called to active duty for a period in excess of 179 days or for an indefinite period; and (iii) the Plan makes the distribution during the period beginning on the date of such order or call, and ending at the close of the active duty period. (c) HEART Act. (1) Death benefits. In the case of a death occurring on or after January 1, 2007, if a Participant dies while performing qualified military service (as defined in Code § 414(u)), the survivors of the Participant are entitled to any additional benefits (other than benefit accruals relating to the period of qualified military service) provided under the Plan as if the Participant had resumed and then terminated employment on account of death. (2) Differential wage payments. For years beginning after December 31, 2008, (i) an individual receiving a differential wage payment, as defined by Code

84 §3401(h)(2), is treated as an employee of the employer making the payment, (ii) the differential wage payment is treated as compensation, and (iii) the Plan is not treated as failing to meet the requirements of any provision described in Code §414(u)(1)(C) by reason of any contribution or benefit which is based on the differential wage payment. Section (iii) of this paragraph (2) applies only if all employees of the Employer performing service in the uniformed services described in Code §3401(h)(2)(A) are entitled to receive differential wage payments (as defined in Code §3401(h)(2)) on reasonably equivalent terms and, if eligible to participate in a retirement plan maintained by the employer, to make contributions based on the payments on reasonably equivalent terms (taking into account Code §§410(b)(3), (4), and (5)). (3) Severance from employment. For purposes of Code §401(k)(2)(B)(i)(I), an individual is treated as having been severed from employment during any period the individual is performing service in the uniformed services described in Code §3401(h)(2)(A). If an individual elects to receive a distribution by reason of severance from employment, death or disability, the individual may not make an elective deferral or employee contribution during the 6-month period beginning on the date of the distribution.

85 SECTION XXIV - DIRECTED INVESTMENT OF PARTICIPANTS’ CONTRIBUTIONS 24.1. Funds The Committee and the Trustee shall establish Funds as set forth in Section 8.1 hereof. The Trustee’s investment authority is more fully described in Sections Three and Four of the Trust. The income or loss of each Fund shall be credited to or charged against the accounts of Participants in the particular Fund. Each Participant shall elect on a form furnished by the Committee what percentage of his individual contribution made pursuant to Section 4.1 hereof shall be invested in each of these Funds. If a Participant fails to properly elect the Funds in which his individual contributions shall be invested, his individual contributions shall be invested in the default investment fund selected by the Committee in accordance with the rules governing qualified default investment alternatives under Department of Labor Reg. § 2550.404c-5, until such time as the Participant makes a proper election. 24.2. Change of Investment Election A Participant may elect to change his investment election between the Funds for future allocations to his account, subject to the following: (a) the election must be in whole percentages; (b) the election shall be effective as soon as administratively feasible on or after the business day on which the election is made; (c) to be effective, the election must be made in the manner provided by the procedures established by the Committee; and (d) with respect to Baseline Security Plan Transferred Accounts, no amounts may be allocated to the Old Republic Stock Fund, except as provided by Section 7.9(c). 24.3. Transfers Among Funds A Participant may elect to transfer all or part of the value of his accounts among the Funds, subject to the following: (a) the minimum amount of a transfer from any one Fund is the lower of $250 or the Participant’s total Fund balance; (b) a Participant’s transfers shall be effective as soon as administratively feasible on or after the business day on which the election is made; (b) to be effective, the transfers must be made in the manner provided by the procedures established by the Committee; and

86 (d) a Participant shall not be allowed to make more than one transfer per month. 24.4. Election as to Future Contributions An election filed with the Committee pursuant to Section 24.3 hereof will not affect the future contributions of the Participant. Future contributions will be deposited and invested in accordance with the election under Section 24.1 hereof unless the Participant makes a change of election in accordance with Section 24.2 hereof. 24.5. Diversification Rules Pursuant to the Pension Protection Act of 2006 The provisions of this Section 24.5 are intended to comply with section 401(a)(35) of the Code as added by the Pension Protection Act of 2006. (a) Notwithstanding anything herein to the contrary, a Participant who has completed three Years of Service may elect to transfer to another Fund all or part of that portion of his Accounts that is attributable to contributions made to the Old Republic Employer Stock Fund on or after January 1, 2007, and earnings thereon. (b) Notwithstanding anything herein to the contrary, a Participant who has three Years of Service may elect to transfer to another Fund that portion of his Accounts that is attributable to contributions made to the Old Republic Employer Stock Fund on or before December 31, 2006, and earnings thereon, in accordance with the following schedule: Plan Year for Which Diversification Applies Applicable Percentage Eligible for Diversification Plan Year ending 12/31/07 33% Plan Year ending 12/31/08 66% Plan Year ending 12/31/09 100% (c) Notwithstanding anything herein to the contrary, a Participant who has attained age 55 and completed three Years of Service by December 31, 2005, may elect to transfer to another Fund all or part of that portion of his accounts that is invested in the Old Republic Employer Stock Fund. (d) The diversification rights described in this Section 24.5 shall also apply to a Beneficiary with an account in the Plan, provided the Beneficiary is otherwise entitled to exercise the rights of the Participant with respect to the account and provided the Beneficiary is a Beneficiary of a deceased Participant or a Participant who has completed three Years of Service.

87 (e) Notwithstanding anything herein to the contrary, a Participant may elect to transfer back to the Old Republic Employer Matching Stock Fund those amounts transferred out of the Old Republic Employer Matching Stock Fund in accordance with this Section 24.5, and earning thereon. (f) The diversification rights described in this Section 24.5 shall be subject to all the limitations on transfers contained in this Article XXIV, including the limitations described in Section 24.3 hereof. 24.6. Procedures From time to time, the Committee in its discretion shall establish procedures and forms to implement this Section.

88 SECTION XXV - DIRECTED INVESTMENT OF EMPLOYER CONTRIBUTIONS — AGE 55 DIVERSIFICATION 25.1. Eligibility This Article XXV shall apply to the extent it has not been superseded by Section 24.5. When a Participant attains age 55 and has completed 10 Years of Participation in the Plan, he shall be eligible to direct the investment of a portion of Company Stock held in his accounts in accordance with the provisions of this Section, provided however if on the December 31 immediately preceding the Qualified Election Period (as defined in Section 25.2(b) below) the value of the Company Stock held in the Participant’s accounts in excess of the value of the Company Stock held in the Participant’s accounts on December 31, 1986, adjusted for changes in fair market value since said date, is less than $500 he shall not be eligible for a Qualified Election. 25.2. Definitions (a) “Qualified Participant” shall mean a Participant who has attained age 55 and has completed 10 Years of Participation in the Plan. (b) “Qualified Election Period” shall mean the 12 Plan Year period beginning with the Plan Year after the Plan Year in which the Participant first becomes a Qualified Participant. (c) “Qualified Election” shall mean an election by a Qualified Participant to transfer part or all of his Qualified Portion to one or more of the Funds, other than the Old Republic Employer Matching Stock Fund. (d) “Qualified Portion” shall mean for each Plan Year in the Election Period: (1) the applicable percentage (as specified in the chart at the end of this paragraph) of the number of shares of the Participant’s Company Stock held in his accounts as of the December 31 immediately prior to the January 1 that begins the 90 day election period, reduced by (2) the number of shares of the Old Republic Employer Matching Stock Fund previously transferred pursuant to a Qualified Election. For purposes of clause (1) of this paragraph, “applicable percentage” shall mean: For the Following Plan Year in the Election Period The Following Percentage First Plan Year 25%

89 Second Plan Year 25% Third Plan Year 25% Fourth Plan Year 25% Fifth Plan Year 50% Sixth Plan Year 57.5% Seventh Plan Year 65% Eighth Plan Year 72.5% Ninth Plan Year 80% Tenth Plan Year 87.5% Eleventh Plan Year 95% Twelfth Plan Year 100% 25.3. Timing of the Election To make a Qualified Election, a Qualified Participant must make an election in the manner specified by the Committee within the 90 day period established by the Committee after the close of one or more of the Plan Years within the Qualified Election Period. 25.4. Diversification A Qualified Participant may direct the investment of the Qualified Portion among the Funds in such percentages as he elects. 25.5. Actual Transfer The Committee shall direct the Trustee to make the transfers to the Funds in accordance with the Qualified Elections timely received by it. Such transfers shall be effected no later than 90 days after the last day during which the Qualified Election can be made. * * * * *

90 IN WITNESS WHEREOF, the Company has caused this Plan to be signed by a duly qualified officer on this 30th day of December, 2022. OLD REPUBLIC INTERNATIONAL CORPORATION By:____ __________________ ATTEST: _____________________________ Vice President

Appendix A

Affiliated Companies Participating in the Plan as of December 30, 2022

- BITCO Construction Group, Inc.
- BITCO Corporation and its subsidiaries
- Employers General Insurance Group, Inc. and its subsidiaries
- Great West Casualty Company and its subsidiaries
  - Joe Morten & Son, Inc.
- Old Republic Agribusiness Underwriters, Inc.
- Old Republic Allied Management Company
- Old Republic Asset Management Corporation
- Old Republic Excess & Surplus, Inc.
- Old Republic Financial Acceptance Corporation
- Old Republic General Insurance Corporation
- Old Republic General Services, Inc.
- Old Republic Home Protection Company
- Old Republic Inland Marine
- Old Republic Insurance Company
- Old Republic Insured Automotive Services
- Old Republic International Corporation
- Old Republic Life Insurance Company
- Old Republic National Title Holding Company and its subsidiaries
- Old Republic Professional Liability, Inc.
- Old Republic Residual Market Insurance Company
- Old Republic Risk Management, Inc.
- Old Republic RE, Inc.
- Old Republic Specialty Insurance Company
- Old Republic Standard Underwriters, Inc.
- Old Republic Surety Group, Inc. and its subsidiaries
- Old Republic Aerospace, Inc.
- PMA Companies, Inc.
  - The PMA Insurance Group
  - PMA Management Corp.
  - PMA Management Corp of New England
  - Republic Credit Indemnity Companies, Inc. and its subsidiaries
- Republic Financial Indemnity Group, Inc. and its subsidiaries

91